DREYFUS FOUNDERS FUNDS, INC.

      P R O S P E C T U S
      CLASS F SHARES

      MAY 1, 2005

      DREYFUS FOUNDERS BALANCED FUND

      DREYFUS FOUNDERS DISCOVERY FUND

      DREYFUS FOUNDERS EQUITY GROWTH FUND

      DREYFUS FOUNDERS GOVERNMENT SECURITIES FUND

      DREYFUS FOUNDERS GROWTH FUND

      DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND

      DREFYUS FOUNDERS MID-CAP GROWTH FUND

      DREYFUS FOUNDERS MONEY MARKET FUND

      DREYFUS FOUNDERS PASSPORT FUND

      DREYFUS FOUNDERS WORLDWIDE GROWTH FUND





      The Class F shares offered by this Prospectus are open only to grandfathered investors.

      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds' shares or determined whether the information in this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.







                        Dreyfus Founders Funds [LOGO]

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

                              TABLE OF CONTENTS

OUR INVESTMENT APPROACH......................................................3

ABOUT THE FUNDS..............................................................4

FUND SUMMARIES...............................................................5

  DREYFUS FOUNDERS BALANCED FUND.............................................6
  DREYFUS FOUNDERS DISCOVERY FUND...........................................10
  DREYFUS FOUNDERS EQUITY GROWTH FUND.......................................13
  DREYFUS FOUNDERS GOVERNMENT SECURITIES FUND...............................16
  DREYFUS FOUNDERS GROWTH FUND..............................................20
  DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND................................23
  DREYFUS FOUNDERS MID-CAP GROWTH FUND......................................27
  DREYFUS FOUNDERS MONEY MARKET FUND........................................30
  DREYFUS FOUNDERS PASSPORT FUND............................................33
  DREYFUS FOUNDERS WORLDWIDE GROWTH FUND....................................37
MORE ABOUT INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS.....................41

MANAGEMENT..................................................................46

ABOUT YOUR INVESTMENT.......................................................48

TYPES OF ACCOUNTS...........................................................51

INVESTMENT MINIMUMS.........................................................52

DOING BUSINESS WITH DREYFUS FOUNDERS FUNDS..................................54

FOR MORE INFORMATION ABOUT YOUR ACCOUNT.....................................61

ESTABLISHING ADDITIONAL SERVICES............................................61

DIVIDENDS AND DISTRIBUTIONS.................................................63

TAXES.......................................................................63

SHAREHOLDER AND TRANSFER AGENCY SERVICES....................................64

FINANCIAL HIGHLIGHTS........................................................64


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

OUR INVESTMENT APPROACH

Colorado-based Founders Asset Management LLC ("Founders") manages each of the Dreyfus Founders equity funds using a "growth style" of investing. We use a consistent, bottom-up approach to build equity portfolios, searching for companies across all industries whose fundamental strengths may lead to superior earnings growth over time. When a company's fundamentals are strong, we believe earnings growth may follow. Using this disciplined, hands-on approach, we look for both domestic and foreign companies having some or all of the following characteristics:

o  demonstrated, sustainable growth that is faster than their peers
o  strong management team
o superior products or services with leading market positions and growing brand identities
o  financial, marketing, and operating strength

We go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet our investment criteria. We often meet company management teams and other key staff face-to-face, talk to suppliers, customers and competitors, and tour corporate facilities and manufacturing plants in an effort to get a complete picture of a company before we invest.


We continually monitor the securities in the Funds' portfolios, and will consider selling a security if its current price is greater than our estimate of its intrinsic value. We also may sell a security if an event occurs that contradicts our rationale for owning it, such as a deterioration in the company's financial fundamentals. In addition, we may sell a security if we see better investment opportunities emerge elsewhere. We also may liquidate a security if we change a Fund's industry sector or country weightings. Founders manages each of the Dreyfus Founders income funds (the Government Securities and Money Market Funds) with the objective of seeking current income and, in the case of Money Market Fund, preservation of capital. For additional information concerning our investment approach for these Funds, see "Fund Summaries" below.

[On side panel:  KEY CONCEPTS
WHAT THE FUNDS ARE - AND AREN'T. These Funds are mutual funds: pooled investments that are professionally managed and give you the opportunity to participate in financial markets. They strive to meet their stated goals, although as with all mutual funds, they cannot offer guaranteed results. You could lose money in these Funds, but you also have the potential to make money.

An  investment  in the  Funds is not a bank  deposit,  and is not  insured  or
guaranteed  by  the  Federal  Deposit  Insurance   Corporation  or  any  other
government agency.]


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

ABOUT THE FUNDS

AGGRESSIVE GROWTH FUNDS
Dreyfus Founders Discovery Fund
Dreyfus Founders Mid-Cap Growth Fund
Dreyfus Founders Passport Fund

The aggressive growth funds generally invest in faster-growing and more volatile stocks. Founders' aggressive growth funds may be suitable for your investment plan if you have a long time horizon and are comfortable with short-term volatility.

GROWTH FUNDS
Dreyfus Founders Growth Fund
Dreyfus Founders International Equity Fund
Dreyfus Founders Worldwide Growth Fund

Investors may use growth funds to form the core of their long-term investment plan because they may be less volatile over time than aggressive growth funds, while still maintaining the potential for growth. Growth funds may be suitable for your investment plan if you have a long time horizon.

GROWTH AND INCOME FUNDS
Dreyfus Founders Balanced Fund
Dreyfus Founders Equity Growth Fund

These Funds invest in companies that tend to be larger and more established and that may pay dividends. The Balanced Fund invests at least 25% of its total assets in investment grade fixed-income securities. While these Funds still carry risks, they generally present less risk than aggressive growth or pure growth funds.

INCOME FUNDS
Dreyfus Founders Government Securities Fund
Dreyfus Founders Money Market Fund

These Funds are our lowest-risk funds. They may be suitable for you if you have a short-term investment horizon, desire more safety and liquidity than may be available with equity funds, seek a modest level of income, or consider yourself a "saver" rather than an investor.

This information is based on our assessment of the potential volatility of the Dreyfus Founders Funds relative to one another and should not be used to compare the Funds to other types of mutual funds or other types of investments.


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

FUND SUMMARIES

The following Fund Summaries provide an overview of each Fund's investment objective and principal investment strategies, describe the main risks of investing, show historical investment performance, and list the fees and expenses of investing in each Fund. More detailed information about the
Funds' investment strategies and associated risks follows the Fund Summaries. For more information on the securities held by the Funds, see "More About Investment Objectives, Strategies, and Risks - Other Portfolio Investments and Strategies - Portfolio Holdings." Please keep in mind that no Fund can guarantee that it will meet its investment objective and that, as with any investment, you can lose money by investing in the Funds.


Comparative indexes are shown throughout this Prospectus to provide a basis for viewing a Fund's historical performance against an unmanaged securities market index. The indexes used in this Prospectus account for both change in security price and reinvestment of dividends, do not reflect the impact of taxes, and, except as noted, do not reflect the costs of managing a mutual fund. You may not invest directly in these indexes.

[On side panel:  KEY CONCEPTS
12B-1 PLANS All of the Funds (except Money Market Fund) have adopted a Rule 12b-1 Plan which allows the Funds to pay actual expenses of up to 0.25% of their respective Class F assets for the sale and distribution of Class F shares and services provided to Class F shareholders. The 12b-1 fee is paid out of a Fund class' assets on an ongoing basis. Over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.]


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

DREYFUS FOUNDERS
BALANCED FUND
[in margin: Class F Ticker Symbol: FRINX; Morningstar Category: Moderate Allocation]

INVESTMENT APPROACH
Balanced Fund seeks current income and capital appreciation. To pursue this goal, the Fund normally invests in a balanced portfolio of common stocks, U.S. and foreign government securities, and a variety of corporate fixed-income obligations.

For the equity portion of its portfolio, the Fund emphasizes investments in common stocks with the potential for capital appreciation. These stocks generally pay regular dividends, although the Fund also may invest in non-dividend-paying companies if they offer better prospects for capital appreciation. Normally, the Fund will invest a significant percentage (at least 25%, but no more than 75%) of its total assets in equity securities.

The Fund will maintain a minimum of 25% of its total assets in fixed-income, investment-grade securities rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's. Normally, the Fund will not invest more than 75% of its total assets in fixed-income securities, but the Fund may invest up to 100% of its assets in such securities for temporary defensive purposes.

The Fund also may invest up to 30% of its total assets in foreign securities, with no more than 25% of its total assets invested in the securities of any one foreign country.

MAIN RISKS OF INVESTING

The principal risks of investing in this Fund are:


STOCK MARKET RISK The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, whether or not our assessment of a company's potential to increase earnings faster than the rest of the market is correct, the securities in the portfolio may not increase in value, and could decrease in value.

INTEREST RATE RISK When interest rates change, the value of the fixed-income portion of the Fund will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

CREDIT RISK The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

ASSET ALLOCATION RISK The Fund's asset allocation between equities and fixed-income securities will vary depending on the portfolio managers' evaluation of general market and economic conditions. If this assessment is incorrect, the Fund's returns may vary considerably from other balanced funds with different equity/fixed income asset allocations.


INITIAL PUBLIC OFFERINGS The Fund may purchase securities of companies in initial public offerings ("IPOs"). The number of IPOs brought to market, and the prices at which the newly issued stocks trade, are affected by the performance of the stock market as a whole. When IPOs are brought to market, the Fund may not be able to purchase as many shares as it would like, or any at all, due to limited availability. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

[On side panel: KEY CONCEPTS
DEBT SECURITY represents money borrowed that must be repaid to the lender at a future date. Bonds, notes, bills, and money market instruments are examples of debt securities.]

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Year-by-Year Total Return as of 12/31 - Class F Shares
 1995    1996    1997    1998    1999    2000     2001    2002    2003     2004
 ----    ----    ----    ----    ----    ----     ----    ----    ----     ----
29.41%  18.76%  16.90%  13.96%  -2.22%  -10.44%  -9.94%  -17.46% 18.96%   8.58%

BEST QUARTER:
Q4 2001   +13.76%

WORST QUARTER:
Q3 2001   -17.51%


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

Average Annual Total Returns as of 12/31/04

Balanced Fund - Class F (1)         1 YEAR        5 YEARS       10 YEARS

  Return Before Taxes               8.58%         -2.97%          5.58%

  Return After Taxes on             8.43%         -3.33%          3.55%
  Distributions

  Return After Taxes on             5.83%         -2.68%          3.67%
  Distributions and Sale of
  Fund Shares

S&P 500 Index (2)                   10.88%        -2.30%         12.07%

Lipper Balanced Fund Index (2)      8.99%          2.95%          9.44%

(1)   Inception date 2/19/63
(2) The Standard & Poor's (S&P) 500 Index is designed to be representative of the U.S. equities market and consists of 500 leading companies in leading industries of the U.S. economy. Unlike the Fund, it does not contain a fixed-income component. Accordingly, the Fund also compares its performance to the Lipper Balanced Fund Index, which is an equal dollar weighted index of the largest mutual funds within the Balanced Fund classification, as defined by Lipper. This index reflects the expenses of managing the mutual funds included in the index.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table
ANNUAL FUND OPERATING EXPENSES           % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)       DAILY NET ASSETS
Management fees                              0.65%
Rule 12b-1 fee                               0.25%
Other expenses (1)                           0.44%
                                             -----
TOTAL ANNUAL FUND OPERATING EXPENSES         1.34%

(1) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.

Expense Example
1 Year            $136
3 Years           $425
5 Years           $734
10 Years        $1,613


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This  example  shows what you could pay in  expenses  over  time.  It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGERS
JOHN  B.  JARES,  Vice  President  of  Investments.  Mr.  Jares,  a  Chartered
Financial Analyst, joined Founders in 2001 and has been lead portfolio manager of Balanced Fund since that time. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

JOHN V. JOHNSON, Assistant Portfolio Manager. Mr. Johnson is a Chartered Financial Analyst who has been the assistant portfolio manager of Balanced Fund since 2002. Mr. Johnson joined Founders as a senior equity analyst earlier in 2002. Before joining Founders, Mr. Johnson was an equity analyst at American Century Investments from 2001 to 2002, an equity analyst at The Abernathy Group from 1999 to 2001, and an equity analyst at Berger LLC from 1997 to 1999.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.


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

DREYFUS FOUNDERS
DISCOVERY FUND
[in margin: Class F Ticker Symbol: FDISX;  Morningstar Category: Small Growth]

INVESTMENT APPROACH
Discovery Fund seeks capital appreciation. To pursue this goal, the Fund invests primarily in small and relatively unknown companies with high growth potential. Discovery Fund will normally invest at least 65% of its total assets in common stocks of small-cap companies. The Fund also may invest in larger companies if they represent better prospects for capital appreciation. Although the Fund normally will invest in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities.

MAIN RISKS OF INVESTING

The principal risks of investing in this Fund are:

SMALL COMPANY RISK Small companies involve substantially greater risks of loss and price fluctuations than larger and more established companies. Small companies may be in the early stages of development; have limited product lines, markets or financial resources; and may lack management depth. These companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.


SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.


INTITAL PUBLIC OFFERINGS The Fund may purchase securities of companies in initial public offerings ("IPOs"). The number of IPOs brought to market, and the prices at which the newly issued stocks trade, are affected by the performance of the stock market as a whole. When IPOs are brought to market, the Fund may not be able to purchase as many shares as it would like, or any at all, due to limited availability. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including less trading volume and liquidity,

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increased  volatility,  fluctuations in currency  exchange rates,  potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

[On side panel: KEY CONCEPTS
SMALL-CAP COMPANIES are generally those companies with market capitalizations of less than $2.5 billion. This range may fluctuate depending on changes in the value of the stock market as a whole.
MARKET CAPITALIZATION is the value of a corporation calculated by multiplying the number of its outstanding shares of common stock by the current market price of a share.]

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an appropriate broad-based index. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Year-by-Year Total Return as of 12/31 - Class F Shares
 1995    1996    1997    1998    1999    2000     2001    2002    2003     2004
 ----    ----    ----    ----    ----    ----     ----    ----    ----     ----
31.30%  21.20%  12.00%  14.19%  94.59%  -8.26%  -17.81%  -33.08% 36.45%   10.74%

BEST QUARTER:
Q4 1999   +41.85%

WORST QUARTER:
Q3 2001   -28.04%

Average Annual Total Returns as of 12/31/04

Discovery Fund- Class F (1)           1 YEAR          5 YEARS          10 YEARS

  Return Before Taxes                 10.74%           -5.28%           11.68%

  Return After Taxes on               10.74%           -5.70%           9.37%
  Distributions

  Return After Taxes on               6.98%            -4.58%           9.03%
  Distributions and Sale of
  Fund Shares

Russell 2000 Growth Index (2)         14.31%           -3.57%           7.12%

(1)   Inception date 12/29/89
(2) The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a widely recognized unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).
Fee Table
                                        % OF AVERAGE
ANNUAL FUND OPERATING EXPENSES            DAILY NET
(EXPENSES PAID FROM FUND ASSETS)           ASSETS
Management fees                             0.83%
Rule 12b-1 fee (1)                          0.20%
Other expenses (2)                          0.32%
                                            -----
TOTAL ANNUAL FUND OPERATING EXPENSES        1.35%

(2) The Rule 12b-1 distribution plan permits a maximum 12b-1 fee of 0.25% of the average daily net assets of the Fund.
(2) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.

Expense Example
1 Year            $137
3 Years           $428
5 Years           $739
10 Years        $1,624

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGERS
JAMES (J.D.) PADGETT, Portfolio Manager. Mr. Padgett is a Chartered Financial Analyst who has been a portfolio manager of Discovery Fund since April 2004. Mr. Padgett joined Founders as an equity analyst in 2002. Mr. Padgett was formerly an equity analyst for Berger Financial LLC from 2000 to 2002, and a portfolio manager at Colorado Public Employees' Retirement Association from 1997 to 2000.

BRADLEY C. ORR, Portfolio Manager. Mr. Orr is a Chartered Financial Analyst who has been a portfolio manager of Discovery Fund since April 2004. Mr. Orr joined Founders in 1995, and served as an equity analyst for Founders from 1997 to 2004.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

DREYFUS FOUNDERS
EQUITY GROWTH FUND
[in margin: Class F Ticker Symbol: FRMUX;  Morningstar Category: Large Growth]

DREYFUS FOUNDERS EQUITY GROWTH FUND WAS FORMERLY KNOWN AS DREYFUS FOUNDERS GROWTH AND INCOME FUND.

INVESTMENT APPROACH
Equity Growth Fund seeks long-term growth of capital and income. To pursue this goal, the Fund primarily invests in common stocks of large, well-established and mature companies. These companies generally have long records of profitability and dividend payments and a reputation for high-quality management, products, and services.


The Fund normally invests at least 80% of its net assets in stocks that are included in a widely recognized index of stock market performance, such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, or the Nasdaq Composite Index. This policy may not be changed unless at least 60 days' prior written notice of the change is given to Fund shareholders. While a significant portion of these stocks normally would be expected to pay regular dividends, the Fund may invest in non-dividend-paying companies if they offer better prospects for capital appreciation. The Fund also may invest up to 30% of its total assets in foreign securities.

THE TERM "NET ASSETS" AS USED IN THE PARAGRAPH ABOVE INCLUDES FUND BORROWINGS MADE FOR INVESTMENT PURPOSES. THE INDEXES LISTED IN THE PARAGRAPH ABOVE ARE EXAMPLES OF INDEXES CONSIDERED TO BE WIDELY RECOGNIZED INDEXES OF STOCK
MARKET PERFORMANCE. THE STOCKS HELD BY THE FUND MAY BE INCLUDED IN OTHER INDEXES ALSO CONSIDERED TO BE WIDELY RECOGNIZED INDEXES OF STOCK MARKET PERFORMANCE.


MAIN RISKS OF INVESTING

The principal risks of investing in this Fund are:


STOCK MARKET RISK The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, whether or not our assessment of a company's potential to increase earnings faster than the rest of the market is correct, the securities in the portfolio may not increase in value, and could decrease in value.

INVESTMENT STYLE RISK Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund's growth style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

[On side panel: KEY CONCEPTS
LARGE COMPANIES are generally companies that have market capitalizations of more than $10 billion. This range may fluctuate depending on changes in the value of the stock market as a whole.
DIVIDEND is a payment of stock or cash from a company's profits to its stockholders.]


PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Year-by-Year Total Return as of 12/31 - Class F Shares
 1995    1996    1997    1998    1999    2000     2001     2002    2003    2004
 ----    ----    ----    ----    ----    ----     ----     ----    ----    ----
29.06%  24.37%  19.40%  17.78%  15.03% -19.57%  -17.55%  -25.33%  30.67%  8.97%

BEST QUARTER:
Q4 1999   +17.77%

WORST QUARTER:
Q2 2002   -16.39%

Average Annual Total Returns as of 12/31/04

Equity Growth Fund - Class F (1)    1 YEAR       5 YEARS       10 YEARS

  Return Before Taxes                8.97%       -6.75%          6.24%

  Return After Taxes on              8.97%       -7.02%          3.47%
  Distributions

  Return After Taxes on              5.99%       -5.64%          3.93%
  Distributions and Sale of
  Fund Shares

S&P 500 Index (2)                   10.88%       -2.30%         12.07%

Russell 1000 Growth Index (2)        6.30%       -9.29%          9.59%

(1)   Inception date 7/5/38
(2) The Standard & Poor's (S&P) 500 Index is designed to be representative of the U.S. equities market and consists of 500 leading companies in leading industries of the U.S. economy. The Russell 1000 Growth Index is an unmanaged index that measures the performance of the common stocks of those companies among the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values. This index is more reflective of the Fund's growth style of investing.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table
                                       % OF AVERAGE
ANNUAL FUND OPERATING EXPENSES          DAILY NET
(EXPENSES PAID FROM FUND ASSETS)          ASSETS
Management fees                           0.65%
Rule 12b-1 fee (1)                        0.06%
Other expenses (2)                        0.35%
                                          -----
TOTAL ANNUAL FUND OPERATING
EXPENSES                                  1.06%

(3) The Rule 12b-1 distribution plan permits a maximum 12b-1 fee of 0.25% of the average daily net assets of the Fund.
(2) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.

Expense Example
1 Year            $108
3 Years           $337
5 Years           $585
10 Years        $1,294

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGER
John B. Jares, Vice President of Investments. Mr. Jares, Chartered Financial Analyst, joined Founders in 2001 and has been the portfolio manager of Equity Growth Fund since that time. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

The Fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund.

DREYFUS FOUNDERS
GOVERNMENT SECURITIES FUND
[in margin: Class F Ticker Symbol: FGVSX; Morningstar Category: Intermediate Government]

INVESTMENT APPROACH

Government Securities Fund seeks current income. To pursue this goal, the Fund normally invests at least 80% of its net assets in obligations of the U.S. government. This policy may not be changed unless at least 60 days' prior written notice of the change is given to Fund shareholders. U.S. government obligations include Treasury bills, notes, and bonds and Government National Mortgage Association ("Ginnie Mae") pass-through securities, which are supported by the full faith and credit of the U.S. Treasury, as well as obligations of other agencies and instrumentalities of the U.S. government which may not be supported by the full faith and credit of the U.S. Treasury. The Fund may invest the remainder of its net assets in securities other than U.S. government securities including, without limitation, securities issued by foreign governments and/or their agencies. However, the Fund will not invest more than 20% of its net assets in the securities of any one foreign country.


The weighted average maturity of the Fund will vary depending on our evaluation of market conditions, patterns and trends. There are no limitations on the Fund's overall maturity, nor on the maturity of any individual issues in the Fund.


THE TERM "NET ASSETS" AS USED IN THE FIRST PARAGRAPH ABOVE INCLUDES FUND BORROWINGS MADE FOR INVESTMENT PURPOSES.


MAIN RISKS OF INVESTING

The principal risks of investing in this Fund are:


CREDIT RISK The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk. Securities issued by certain U.S. government agencies and instrumentalities, such as the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("Freddie Mac") and Tennessee Valley Authority, are not supported by the full faith and credit of the U.S. Treasury, but only by their ability to borrow from the Treasury, other forms of governmental support, or by their own credit. Therefore, these securities have greater credit risk than Treasury securities.

INTEREST RATE RISK When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

PREPAYMENT RISK This risk relates primarily to mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

[On side panel:  KEY CONCEPTS
BOND is an IOU (debt security) issued by a government or corporation that pays a stated rate of interest and returns the face value on the maturity date.
MATURITY is the length of time until a bond or other debt instrument "matures" or becomes due and payable.]

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an appropriate broad-based index. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Year-by-Year Total Return as of 12/31 - Class F Shares
  1995     1996   1997    1998   1999     2000    2001    2002    2003     2004
  ----     ----   ----    ----   ----     ----    ----    ----    ----     ----
 11.10%   2.34%   7.90%  9.76%  -3.77%   10.57%   6.37%  10.86%   2.03%   2.83%

BEST QUARTER:
Q3 1998   +6.15%

WORST QUARTER:
Q2 2004   -2.31%

Average Annual Total Returns as of 12/31/04

Government Securities Fund
  - Class F (1)                       1 YEAR        5 YEARS       10 YEARS

  Return Before Taxes                  2.83%         6.47%          5.89%

  Return After Taxes on                1.58%         4.82%          4.08%
  Distributions

  Return After Taxes on                1.82%         4.53%          3.92%
  Distributions and Sale of
  Fund Shares

Lehman Brothers U.S. Government        3.48%         7.48%          7.46%
  Composite Index (2)

(1)   Inception date 3/1/88
(2) The Lehman Brothers U.S. Government Composite Index reflects the performance of public obligations of the U.S. Treasury with a remaining maturity of one year or more and publicly issued debt of U.S. Government agencies and quasi-federal corporations. The Fund's average annual total returns reflect the fee waivers described below under "Fees and Expenses."


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table (1)

ANNUAL FUND OPERATING EXPENSES           % OF AVERAGE DAILY
(EXPENSES PAID FROM FUND ASSETS)             NET ASSETS
Management fees (2)                             0.65%
Rule 12b-1 fee (3)                              0.25%
Other expenses (4)                              0.58%
                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES
(WITHOUT WAIVERS) (2,) (3,) (4)                 1.48%
Waivers (2)(,) (3)                             (0.53)%
                                               -------
NET ANNUAL FUND OPERATING EXPENSES
(WITH WAIVERS) (2,) (3,) (4)                    0.95%

(1) The expense information in the Fee Table has been restated to reflect current fees.
(2) Founders has agreed to reduce the Government Securities Fund's management fee from 0.65% to 0.35% of the Fund's average net assets pursuant to a written contractual commitment. This waiver will extend through at least August 31, 2006, and will not be terminated without prior notice to the Funds' Board of Directors.
(3) Certain 12b-1 fees for the Government Securities Fund have been waived pursuant to a written contractual commitment. After the waiver, Class F 12b-1 fees for the Fund were 0.02%. This waiver will extend through at least August 31, 2006, and will not be terminated without prior notice to the Funds' Board of Directors.

(4) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.


Expense Example
1 Year             $97
3 Years           $416
5 Years           $758
10 Years        $1,723

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only. The 1-year example and the first year of the 3-, 5-, and 10-year examples are based on Net Annual Fund Operating Expenses with waivers. The 3-, 5-, and 10-year examples are based on Total Annual Fund Operating Expenses without waivers for each year after year one.

PORTFOLIO MANAGER
MARGARET R. DANUSER, Portfolio Manager. Ms. Danuser has been the portfolio manager of Government Securities Fund since 1996 and has served as Founders' fixed-income specialist since 1995.

The Fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund.

DREYFUS FOUNDERS
GROWTH FUND
[in margin: Class F Ticker Symbol: FRGRX; Morningstar Category: Large Growth]

INVESTMENT APPROACH
Growth Fund seeks long-term growth of capital. To pursue this goal, the Fund normally invests at least 65% of its total assets in common stocks of well-established, high-quality growth companies. These companies tend to have strong performance records, solid market positions, reasonable financial strength, and continuous operating records of three years or more. The Fund may also invest up to 30% of its total assets in foreign securities, with no more than 25% invested in any one foreign country.

MAIN RISKS OF INVESTING

The principal risks of investing in this Fund are:


STOCK MARKET RISK The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, whether or not our assessment of a company's potential to increase earnings faster than the rest of the market is correct, the securities in the portfolio may not increase in value, and could decrease in value.

INVESTMENT STYLE RISK Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund's growth style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

[On side panel: KEY CONCEPTS
Founders uses a BOTTOM-UP APPROACH, meaning we choose Fund investments by analyzing the fundamentals of individual companies one at a time rather than focusing on broader market themes.]

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Year-by-Year Total Return as of 12/31 - Class F Shares
 1995    1996    1997    1998    1999    2000     2001     2002    2003    2004
 ----    ----    ----    ----    ----    ----     ----     ----    ----    ----
45.59%  16.57%  26.60%  25.04%  39.06%  -27.23% -24.95%  -28.96%  31.42%  7.63%

BEST QUARTER:
Q4 1999   +31.77%

WORST QUARTER:
Q4 2000   -25.03%

Average Annual Total Returns as of 12/31/04

Growth Fund - Class F (1)            1 YEAR       5 YEARS        10 YEARS

  Return Before Taxes                7.63%        -11.31%          7.44%

  Return After Taxes on              7.63%        -12.17%          5.05%
  Distributions

  Return After Taxes on              4.96%         -9.40%          5.55%
  Distributions and Sale of
  Fund Shares

Russell 1000 Growth Index (2)        6.30%         -9.29%          9.59%

S&P 500 Index (2)                    10.88%        -2.30%         12.07%

(1)   Inception date 1/5/62
(2) The Russell 1000 Growth Index is an unmanaged index that measures the performance of the common stocks of those companies among the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor's (S&P) 500 Index is designed to be representative of the U.S. equities market and consists of 500 leading companies in leading industries of the U.S. economy.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table
                                          % OF AVERAGE
ANNUAL FUND OPERATING EXPENSES              DAILY NET
(EXPENSES PAID FROM FUND ASSETS)             ASSETS
Management fees                               0.75%
Rule 12b-1 fee                                0.25%
Other expenses (1)                            0.33%
                                              -----
TOTAL ANNUAL FUND OPERATING EXPENSES          1.33%

(4) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.

Expense Example
1 Year            $135
3 Years           $421
5 Years           $729
10 Years        $1,601

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGER
JOHN B. JARES, Vice President of Investments. Mr. Jares, a Chartered Financial Analyst, joined Founders in 2001 and has been the portfolio manager of Growth Fund since that time. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

The Fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund.

DREYFUS FOUNDERS
INTERNATIONAL EQUITY FUND
[in margin: Class F Ticker Symbol FOIEX; Morningstar Category: Foreign Large Blend]

INVESTMENT APPROACH

International Equity Fund, an international fund, seeks long-term growth of capital. To pursue this goal, the Fund normally invests at least 80% of its net assets in foreign equity securities from a minimum of three countries outside the United States, including both established and emerging economies. The Fund's policy of normally investing at least 80% of its net assets in foreign equity securities may not be changed unless at least 60 days' prior written notice of the change is given to Fund shareholders. The Fund will not invest more than 50% of its assets in the securities of any one foreign country. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S.-based companies.

THE TERM "NET ASSETS" AS USED IN THE PARAGRAPH ABOVE INCLUDES FUND BORROWINGS MADE FOR INVESTMENT PURPOSES.


MAIN RISKS OF INVESTING

The principal risks of investing in this Fund are:


FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including less trading volume and liquidity, increased volatility, fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.


INITIAL PUBLIC OFFERINGS The Fund may purchase securities of companies in initial public offerings ("IPOs"). The number of IPOs brought to market, and the prices at which the newly issued stocks trade, are affected by the performance of the stock market as a whole. When IPOs are brought to market, the Fund may not be able to purchase as many shares as it would like, or any at all, due to limited availability. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

[On side panel: KEY CONCEPTS
INTERNATIONAL FUND is a type of mutual fund that generally invests in securities traded anywhere in the world, except the United States.
FOREIGN SECURITIES are securities of issuers, wherever organized, that have their principal business activities outside of the United States. We consider where the issuer's assets are located, whether the majority of the issuer's gross income is earned outside of the United States, or whether the issuer's principal stock exchange listing is outside of the United States.]

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Year-by-Year Total Return as of 12/31 - Class F Shares
 1995   1996    1997    1998    1999     2000    2001     2002    2003    2004
 ----   ----    ----    ----    ----     ----    ----     ----    ----    ----
       18.60%  16.10%  17.01%  58.71%  -17.65%  -30.35% -28.30%  37.17%  22.70%

BEST QUARTER:
Q4 1999   +39.78%

WORST QUARTER:
Q3 2002   -22.48%

Average Annual Total Returns as of 12/31/04

International  Equity Fund - Class   1 YEAR       5 YEARS     SINCE INCEPTION
F (1)                                                             (1)

  Return Before Taxes                22.70%       -7.09%           6.55%

  Return After Taxes on              22.70%       -7.81%           5.25%
  Distributions

  Return After Taxes on              15.04%       -6.18%           5.12%
  Distributions and Sale of
  Fund Shares

Morgan Stanley Capital               20.38%       -0.77%           5.34%
  International World
  ex U.S. Index (2)

Morgan Stanley Capital               16.27%       -5.91%           2.62%
  International World ex U.S.
  Growth Index (2)

Morgan Stanley Capital               20.91%       -0.31%            n/a
  International All-Country
  World ex U.S. Index

(2)

(1)   Inception date 12/29/95
(2) The Morgan Stanley Capital International (MSCI) World ex U.S. Index measures global developed market equity performance outside of the United States. The MSCI World ex U.S. Growth Index measures global developed market equity performance of growth securities outside of the United States. This index is more reflective of the Fund's growth style of investing. Since inception performance data for the MSCI World ex U.S. Index and for the MSCI

World ex U.S. Growth Index is from December 31, 1995 through December 31, 2004. The MSCI All-Country World ex U.S. Index measures equity market performance in the global developed and emerging markets outside the United States. In future prospectuses, the Fund's performance will no longer be compared to this index, as the Fund normally does not have significant exposure to emerging markets. Historical returns beyond the five-year period are not currently available for the MSCI All-Country World ex U.S. Index. The Fund's average annual total returns reflect the expense limitation described below under "Fees and Expenses."


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.


FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).


Fee Table (1)

                                          % OF AVERAGE

ANNUAL FUND OPERATING EXPENSES             DAILY NET
(EXPENSES PAID FROM FUND ASSETS)             ASSETS
Management fees                              0.75%
Rule 12b-1 fee                               0.25%
Other expenses (2)                           0.86%
Expense reimbursement (3)                   (0.45%)
                                            -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(3)                                          1.41%

(1) The expense information in the Fee Table has been restated to reflect current fees.
(2) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.
(3) Founders has agreed to permanently limit the total expenses of the Fund pursuant to a written contractual commitment so that Class F Total Annual Fund Operating Expenses will not exceed 1.40%, net of brokerage offsets and credits earned on cash balances held by the Fund's custodian. The Total Annual Fund Operating Expenses shown above are not net of these offsets and credits.


Expense Example
1 Year            $144
3 Years           $446
5 Years           $771
10 Years        $1,691

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only. The example is based on Total Annual Fund Operating Expenses, which reflect Founders' permanent management fee waiver and expense limitation.

PORTFOLIO MANAGERS
International Equity Fund is co-managed by three portfolio managers, REMI J. BROWNE, DANIEL B. LEVAN and JEFFREY R. SULLIVAN. Each is a Chartered Financial Analyst and has been employed by Founders since 2003. Messrs. Browne and LeVan began co-managing the Fund in March 2003, and Mr. Sullivan became an additional co-manager in June 2004. Mr. Browne is also a senior vice president of The Boston Company Asset Management, LLC ("The Boston Company"), an affiliate of Founders, where he has been employed since 2003. Mr. Browne was formerly a senior vice president and chief investment officer of international equities at Standish Mellon Asset Management Company, LLC ("Standish Mellon"), also an affiliate of Founders, from 1996 to 2003. Mr. LeVan is a senior vice president of The Boston Company, where he has been employed since 2003. Mr. LeVan was formerly a vice president at Standish Mellon, where he was a lead portfolio manager for global, international and European small-cap portfolios, from 1994 to 2003. Mr. Sullivan is a vice president of The Boston Company, where he has been employed since 2003. Mr. Sullivan was formerly an assistant vice president and research analyst at Standish Mellon from 1998 to 2003.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

DREYFUS FOUNDERS
MID-CAP GROWTH FUND
[in  margin:  Class F Ticker  Symbol:  FRSPX;  Morningstar  Category:  Mid-Cap
Growth]

INVESTMENT APPROACH

Mid-Cap Growth Fund seeks capital appreciation by emphasizing investments in equity securities of mid-cap companies with favorable growth prospects. To pursue this goal, the Fund will normally invest at least 80% of its net assets in equity securities of companies within the market capitalization range of companies comprising the Russell Midcap Growth Index. This policy may not be changed unless at least 60 days' prior written notice of the change is given to Fund shareholders. The Fund also may invest in larger or smaller companies if they represent better prospects for capital appreciation. The Fund may invest up to 30% of its total assets in foreign securities, with no more than 25% of its total assets invested in the securities of any one foreign country.

THE TERM "NET ASSETS" AS USED IN THE PARAGRAPH ABOVE INCLUDES FUND BORROWINGS MADE FOR INVESTMENT PURPOSES.


MAIN RISKS OF INVESTING

The principal risks of investing in this Fund are:

SMALL AND MID-CAP COMPANY RISK Small and mid-cap companies involve greater risks of loss and price fluctuations than larger and more established companies. Small-cap companies, and to an extent mid-cap companies, may be in the early stages of development; have limited product lines, markets or financial resources; and may lack management depth. These companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small or mid-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small or mid-cap company, if it realizes any gain at all.


SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.


INITIAL PUBLIC OFFERINGS The Fund may purchase securities of companies in initial public offerings ("IPOs"). The number of IPOs brought to market, and the prices at which the newly issued stocks trade, are affected by the performance of the stock market as a whole. When IPOs are brought to market, the Fund may not be able to purchase as many shares as it would like, or any at all, due to limited availability. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including less trading volume and liquidity, increased volatility, fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an appropriate broad-based index. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Year-by-Year Total Return as of 12/31 - Class F Shares
 1995    1996   1997    1998    1999     2000     2001     2002    2003    2004
 ----    ----   ----    ----    ----     ----     ----     ----    ----    ----
25.69%  15.33% 16.40%  -1.73%  42.27%  -23.69%  -20.41%  -24.50%  36.64%  18.44%

BEST QUARTER:
Q4 1999   +33.99%

WORST QUARTER:
Q3 1998   -29.87%

Average Annual Total Returns as of 12/31/04

Mid-Cap Growth Fund - Class F (1)    1 YEAR         5 YEARS      10 YEARS

  Return Before Taxes                18.44%         -5.79%         5.76%

  Return After Taxes on              18.44%         -7.82%         2.39%
  Distributions

  Return After Taxes on              11.98%         -5.78%         3.16%
  Distributions and Sale of
  Fund Shares

Russell Midcap Growth Index (2)      15.48%         -3.36%        11.23%

(1)   Inception date 9/8/61
(2) The Russell Midcap Growth Index measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table
ANNUAL FUND OPERATING EXPENSES            % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)        DAILY NET ASSETS
Management fees                              0.81%
Rule 12b-1 fee (1)                           0.14%
Other expenses (2)                           0.38%
                                             -----
TOTAL ANNUAL FUND OPERATING EXPENSES         1.33%

(5) The Rule 12b-1 distribution plan permits a maximum 12b-1 fee of 0.25% of the average daily net assets of the Fund.
(2) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.

Expense Example
1 Year            $135
3 Years           $421
5 Years           $729
10 Years        $1,601

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGERS
JOHN B. JARES, Vice President of Investments. Mr. Jares, a Chartered Financial Analyst, joined Founders in 2001 and has been a portfolio manager of Mid-Cap Growth Fund since March 2004. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

DANIEL E. CROWE, Portfolio Manager. Mr. Crowe, a Chartered Financial Analyst, has been a co-portfolio manager of Mid-Cap Growth Fund since January 2005. Mr. Crowe was previously the assistant portfolio manager of the Fund from June 2004 to January 2005. Mr. Crowe joined Founders as an equity analyst in 2002. Before joining Founders, Mr. Crowe was a research analyst with Marsico Capital Management from 1999 to 2002 and a senior consultant with Andersen Consulting from 1996 to 1998.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

DREYFUS FOUNDERS
MONEY MARKET FUND
[in margin: Class F Ticker Symbol: FMMXX]

INVESTMENT APPROACH
Money  Market  Fund  seeks  maximum   current  income   consistent   with  the
preservation of capital and liquidity. To pursue this goal, the Fund invests in high-quality money market instruments with minimal credit risks and remaining maturities of 397 calendar days or less, including those issued by:
o     Corporate issuers
o     U.S. government and its agencies and instrumentalities
o     U.S. and foreign banks

Money market funds are subject to strict federal requirements and must maintain an average dollar-weighted portfolio maturity of 90 days or less.

MAIN RISKS OF INVESTING

The principal risks of investing in this Fund are:


INTEREST RATE RISK When interest rates change, the Fund's yield will be affected. An increase in interest rates tends to increase the Fund's yield, while a decline in interest rates tends to reduce its yield.

CREDIT RISK The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they become due.

INFLATION RISK Inflation risk is the risk that your investment will not provide enough income to keep pace with inflation.

An investment in Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Depending on market conditions, the Fund may be more heavily invested in government obligations, which could reduce the Fund's yield.

[On side panel:  KEY CONCEPTS
MONEY MARKET is the economic market that exists to provide very short-term funding to corporations, municipalities, and the U.S. government.]

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

Year-by-Year Total Return as of 12/31 - Class F Shares
  1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 5.10%    4.51%   4.70%   4.67%  4.35%   5.62%    3.40%  0.98%   0.34%    0.50%

BEST QUARTER:
Q4 2000   +1.46%

WORST QUARTER:
Q4 2003 AND Q2 2004   +0.06%


Average Annual Total Returns as of 12/31/04 (1)

                                1 YEAR        5 YEARS      10 YEARS
Money  Market Fund - Class F    0.50%          2.15%         3.45%

(2)

(1)   The  Fund's  average  annual  total  returns   reflect  the  fee  waiver
described below under "Fees and Expenses."
(2)   Inception date 6/23/81


Money Market Fund's most current seven-day yield is available by calling 1-800-525-2440.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table (1)

ANNUAL FUND OPERATING EXPENSES            % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)        DAILY NET ASSETS
Management fees (2)                          0.50%
Rule 12b-1 fee                                n/a
Other expenses (3)                           0.43%
                                             -----
TOTAL ANNUAL FUND OPERATING EXPENSES
(WITHOUT WAIVERS) (2)(,) (3)                 0.94%
Waivers (2)                                 (0.05)%
                                            -------
NET ANNUAL FUND OPERATING EXPENSES
(WITH WAIVERS) (2,) (3)                      0.89%

(1) The expense information in the Fee Table has been restated to reflect current fees.
(2) Founders has agreed to reduce Money Market Fund's management fee from 0.50% to 0.45% of the Fund's average net assets pursuant to a written contractual commitment. This waiver will extend through at least August 31, 2006 and will not be terminated without prior notice to the Funds' Board of Directors.

(3) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.

Expense Example
1 Year             $91
3 Years           $295
5 Years           $515
10 Years        $1,150

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only. The 1-year example and the first year of the 3-, 5-, and 10-year examples are based on Net Annual Fund Operating Expenses with waivers. The 3-, 5-, and 10-year examples are based on Total Annual Fund Operating Expenses without waivers for each year after year one.


PORFOLIO MANAGER
MARGARET R. DANUSER, Portfolio Manager. Ms. Danuser has been the portfolio manager of Money Market Fund since 1996 and has served as Founders' fixed-income specialist since 1995.

DREYFUS FOUNDERS
PASSPORT FUND
[in margin: Class F Ticker Symbol: FPSSX; Morningstar Category: Foreign Small/Mid Growth]

INVESTMENT APPROACH
Passport Fund, an international small-cap fund, seeks capital appreciation. To pursue this goal, the Fund normally invests at least 65% of its total assets in the equity securities of foreign small-cap companies from a minimum of three countries. These companies may be based in both developed and emerging economies. The Fund may invest in larger foreign companies or in U.S.-based companies if they represent better prospects for capital appreciation.

[On side panel: KEY CONCEPTS
FOREIGN SMALL-CAP COMPANIES are generally those foreign companies with market capitalizations of less than $1.5 billion. This range may fluctuate depending on changes in the value of the stock market as a whole.]

MAIN RISKS OF INVESTING

The principal risks of investing in this Fund are:


FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including less trading volume and liquidity, increased volatility, fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.


SMALL COMPANY RISK Small companies involve substantially greater risks of loss and price fluctuations than larger and more established companies. Small companies may be in the early stages of development; may have limited product lines, markets or financial resources; and may lack management depth. These companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.


PORTFOLIO TURNOVER The Fund often may engage in short-term trading to try to achieve its objective. As a result, the Fund's portfolio turnover rates likely will be higher than those of other mutual funds with the same investment objective. Higher portfolio turnover rates increase the Fund's brokerage costs and may increase its taxable capital gain distributions, and therefore may adversely affect its performance both before and after taxes. During the fiscal years ended December 31, 2004, 2003 and 2002, the portfolio turnover rates for the Fund were 648%, 707% and 495%, respectively. (A portfolio turnover rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once during the course of a year.)

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.


INITIAL PUBLIC OFFERINGS The Fund may purchase securities of companies in initial public offerings ("IPOs"). The number of IPOs brought to market, and the prices at which the newly issued stocks trade, are affected by the performance of the stock market as a whole. When IPOs are brought to market, the Fund may not be able to purchase as many shares as it would like, or any at all, due to limited availability. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Year-by-Year Total Return as of 12/31 - Class F Shares
 1995    1996   1997   1998    1999     2000     2001     2002    2003    2004
 ----    ----   ----   ----    ----     ----     ----     ----    ----    ----
24.39%  20.05%  1.70% 12.50%  87.44%  -29.65%  -31.76%  -15.93%  75.15%  17.70%

BEST QUARTER:
Q4 1999   +60.37%

WORST QUARTER:
Q3 2001   -22.62%

Average Annual Total Returns as of 12/31/04

Passport Fund - Class F (1)        1 YEAR         5 YEARS       10 YEARS

Return Before Taxes                17.70%         -3.61%         10.29%

Return After Taxes on              17.70%         -4.54%          9.03%
  Distributions

Return After Taxes on              11.50%         -3.62%          8.52%
  Distributions and Sale of
  Fund Shares

Morgan Stanley Capital             20.38%         -0.77%          5.94%
  International World
  ex U.S. Index (2)

Morgan Stanley Capital             29.40%          9.95%           n/a
 International World ex U.S.
 Small Cap Index (2)

(1)   Inception date 11/16/93
(2) The Morgan Stanley Capital International (MSCI) World ex U.S. Index measures global developed market equity performance outside of the United States. The MSCI World ex U.S. Small Cap Index measures global performance of small capitalization securities outside of the United States. Historical returns beyond the five-year period are not currently available for the MSCI World ex U.S. Small Cap Index.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table
ANNUAL FUND OPERATING EXPENSES              % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)          DAILY NET ASSETS
Management fees                                1.00%
Rule 12b-1 fee                                 0.25%
Other expenses (1)                             0.75%
                                               -----
TOTAL ANNUAL FUND OPERATING EXPENSES
 (WITHOUT WAIVER) (1)                          2.00%
Waiver (1)                                    (0.10)%
                                              -------

NET ANNUAL FUND OPERATING EXPENSES

 (WITH WAIVER) (1)                             1.90%


(6) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses. The custodian has agreed to waive a portion of the custody fees through August 31, 2006 pursuant to a written contractual commitment.

Expense Example
1 Year            $193
3 Years           $618
5 Years         $1,069
10 Years        $2,319


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only. The 1-year example and the first year of the 3-, 5-, and 10-year examples are based on Net Annual Fund Operating Expenses with waiver. The 3-, 5-, and 10-year examples are based on Total Annual Fund Operating Expenses without waiver for each year after year one.


PORTFOLIO MANAGER
TRACY  P.  STOUFFER,  Vice  President  of  Investments.   Ms.  Stouffer  is  a
Chartered Financial Analyst who has been the portfolio manager of Passport Fund since 1999. Before joining Founders, Ms. Stouffer was a vice president and portfolio manager with Federated Global, Incorporated from 1995 to 1999.

The Fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund.

DREYFUS FOUNDERS
WORLDWIDE GROWTH FUND
[in margin: Class F Ticker Symbol: FWWGX; Morningstar Category: World Stock]

INVESTMENT APPROACH
Worldwide Growth Fund, a global fund, seeks long-term growth of capital. To pursue this goal, the Fund normally invests at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world. The Fund may purchase securities in any foreign country, as well as in the United States, emphasizing common stocks of both emerging and established growth companies that generally have strong performance records and market positions. The Fund's portfolio will normally invest at least 65% of its total assets in three or more countries. The Fund will not invest more than 50% of its total assets in the securities of any one foreign country.

MAIN RISKS OF INVESTING

The principal risks of investing in this Fund are:


FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including less trading volume and liquidity, increased volatility, fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.


INITIAL PUBLIC OFFERINGS The Fund may purchase securities of companies in initial public offerings ("IPOs"). The number of IPOs brought to market, and the prices at which the newly issued stocks trade, are affected by the performance of the stock market as a whole. When IPOs are brought to market, the Fund may not be able to purchase as many shares as it would like, or any at all, due to limited availability. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


[On side panel: KEY CONCEPTS
A GLOBAL FUND is a type of mutual fund that may invest in securities traded anywhere in the world, including the United States.]

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Year-by-Year Total Return as of 12/31 - Class F Shares
 1995    1996    1997    1998   1999     2000     2001     2002    2003    2004
 ----    ----    ----    ----   ----     ----     ----     ----    ----    ----
20.63%  13.95%  10.60%  9.63%  48.78%  -22.14%  -25.30%  -28.92%  36.97%  12.71%

BEST QUARTER:
Q4 1999   +38.48%

WORST QUARTER:
Q3 2002   -20.75%

Average Annual Total Returns as of 12/31/04
Worldwide Growth Fund - Class F (1)   1 YEAR           5 YEARS       10 YEARS


  Return Before Taxes                 12.71%           -8.59%          4.69%

  Return After Taxes on               12.71%           -9.69%          2.82%
    Distributions

  Return After Taxes on                8.26%           -7.51%          3.45%
    Distributions and Sale of
    Fund Shares

Morgan Stanley Capital International
  World Index (2)                     14.72%           -2.45%          8.09%

Morgan Stanley Capital                10.90%           -7.37%          6.67%
  International World Growth
  Index (2)

Morgan Stanley Capital
  International All-Country
  World Index (2)                     15.23%           -2.18%           n/a

(1)   Inception date 12/29/89
(2) The Morgan Stanley Capital International (MSCI) World Index measures global developed market equity performance. The MSCI World Growth Index measures global developed market equity performance of growth securities. This index is more reflective of the Fund's growth style of investing. The MSCI All-Country World Index measures equity market performance in the global developed and emerging markets. In future prospectuses, the Fund's performance will no longer be compared to this index, as the Fund normally does not have significant exposure to emerging markets. Historical returns beyond the five-year period are not currently available for the MSCI All-Country World Index.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table

ANNUAL FUND OPERATING EXPENSES            % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)        DAILY NET ASSETS
Management fees                              1.00%
Rule 12b-1 fee                               0.25%
Other expenses (1)                           0.55%
                                             -----
TOTAL ANNUAL FUND OPERATING EXPENSES
(WITHOUT WAIVER) (1)                         1.80%
Waiver (1)                                  (0.02)%
                                            -------
NET ANNUAL FUND OPERATING EXPENSES
(WITH WAIVER) (1)                            1.78%

(7) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses. The custodian has agreed to waive a portion of the custody fees through August 31, 2006 pursuant to a written contractual commitment.


Expense Example
1 Year            $181
3 Years           $564
5 Years           $973
10 Years        $2,114


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only. The 1-year example and the first year of the 3-, 5-, and 10-year examples are based on Net Annual Fund Operating Expenses with waiver. The 3-, 5-, and 10-year examples are based on Total Annual Fund Operating Expenses without waiver for each year after year one.


PORTFOLIO MANAGERS
Worldwide Growth Fund is managed by a team of portfolio managers. The portfolio management team is composed of REMI J. BROWNE, DANIEL B. LEVAN, and JEFFREY R. SULLIVAN, who co-manage the foreign portion of the Fund, and JOHN
B. JARES, who manages the domestic portion of the Fund. Each is a Chartered Financial Analyst.


Messrs. Browne, LeVan, and Sullivan have been employed by Founders since 2003. Messrs. Browne and LeVan began co-managing the foreign portion of the Fund in March 2003, and Mr. Sullivan became an additional co-manager in June

2004. Mr. Browne is a senior vice president of The Boston Company Asset Management, LLC ("The Boston Company"), an affiliate of Founders, where he has been employed since 2003. Mr. Browne was formerly a senior vice president and chief investment officer of international equities at Standish Mellon Asset Management Company, LLC ("Standish Mellon"), also an affiliate of Founders, from 1996 to 2003. Mr. LeVan is a senior vice president of The Boston Company, where he has been employed since 2003. Mr. LeVan was formerly a vice president at Standish Mellon, where he was a lead portfolio manager for global, international and European small-cap portfolios, from 1994 to 2003. Mr. Sullivan is a vice president of The Boston Company, where he has been employed since 2003. Mr. Sullivan was formerly an assistant vice president and research analyst at Standish Mellon from 1998 to 2003.


Mr. Jares has been a portfolio manager of Worldwide Growth Fund since 2001. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

MORE ABOUT INVESTMENT
OBJECTIVES, STRATEGIES, AND RISKS


Each of the Funds seeks to achieve its investment objective through its unique investment strategies. The principal investment strategies and risks of each Fund have been described in the "Fund Summaries" section of this Prospectus. Note that the Morningstar categories shown in the "Fund Summaries" section are subject to change.


This section of the Prospectus discusses other investment strategies used by the Funds and provides more detailed information about the risks associated with those strategies. Although we might not always use all of the different techniques and investments described below, some of these techniques are designed to help reduce investment or market risks. The SAI contains more detailed information about the Funds' investment policies and risks.

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES
Balanced, Discovery, Equity Growth, Growth, International Equity, Mid-Cap Growth, Passport, and Worldwide Growth are the Equity Funds. Government Securities and Money Market are the Income Funds.

FIXED-INCOME SECURITIES
While the Equity Funds generally emphasize investments in equity securities, such as common stocks and preferred stocks, they also may invest in fixed-income securities when we believe that these investments offer opportunities for capital appreciation. Fixed-income securities in which the Equity Funds might invest include bonds, debentures, and other corporate or government obligations. For Balanced and Equity Growth Funds, we also consider current income in the selection of these securities.

ADRS
The Equity  Funds may invest in  American  Depositary  Receipts  and  American
Depositary Shares (collectively, "ADRs") as a way to invest in foreign securities. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities. These risks include fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

SECURITIES THAT ARE NOT READILY MARKETABLE
Each Fund may invest up to 15% of its net assets in securities that are not "readily marketable." This limit is 10% for Money Market Fund. A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission ("SEC") regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Directors ("Board"), certain restricted securities may be deemed readily marketable, and will not be counted toward the 15%/10% limits.

Investments in securities that are not readily marketable, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell such securities or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

DERIVATIVE INSTRUMENTS
Unlike stocks or bonds that represent actual ownership of the equity or debt of an issuer, derivatives are instruments that derive their value from an underlying security, index, or other financial instrument. The Funds (other than Money Market Fund) may use derivative instruments. Derivatives may be used for the following purposes: to hedge risks inherent in a Fund's portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, to equitize cash, to reduce transaction costs associated with managing a portfolio, and/or to implement a Fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Funds (other than Money Market Fund) may use include futures contracts (including those related to indexes) and forward contracts, and purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies, and purchasing equity-linked notes. Government Securities and Balanced Funds also may invest in mortgage-related securities. The Funds have limits on the use of derivatives and are not required to use them in seeking their investment objectives.

Certain strategies may hedge all or a portion of a Fund's portfolio against price fluctuations. Other strategies, such as buying futures and call options, would tend to protect a Fund against increases in the prices of securities or other instruments the Fund intends to buy. Forward contracts, futures contracts and options may be used to try to manage foreign currency risks on a Fund's foreign investments. Options trading may involve the payment of premiums and has special tax effects on a Fund.

There are special risks in using particular derivative strategies. Using derivatives can cause a Fund to lose money on its investments and/or increase the volatility of its share prices. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the Funds invest. Should interest rates, foreign currency exchange rates, or the prices of securities or financial indexes move in an unexpected manner, a Fund may not achieve the desired benefit of these instruments, or may realize losses and be in a worse position than if the instruments had not been used. A Fund could also experience losses if the prices of its derivative positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

SECURITIES OF OTHER INVESTMENT COMPANIES
The Funds may acquire securities of other investment companies, including exchange-traded funds ("ETFs"), subject to the limitations of the Investment Company Act of 1940 ("1940 Act") and the conditions of exemptive orders issued by the SEC. The Funds' purchase of securities of other investment companies will result in the payment of additional management fees and may result in the payment of additional distribution fees.

The Funds (other than Money Market Fund) may invest their uninvested cash reserves in shares of Money Market Fund and/or one or more other money market funds advised by affiliates of Founders in excess of the limitations of the 1940 Act under the terms of an SEC exemptive order.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the Funds may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (I.E., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Funds can lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

TEMPORARY DEFENSIVE INVESTMENTS
In times of unstable or adverse market or economic conditions, up to 100% of the assets of the Funds can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The Funds could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities, or to meet anticipated redemptions of Fund shares. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER
The Funds do not have any limitations regarding portfolio turnover. A Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance.

If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts. The Funds' portfolio turnover rates (other than the Money Market Fund) for prior years are included in the "Financial Highlights" section of this Prospectus. The Funds' current and future portfolio turnover rates may differ significantly from their historical portfolio turnover rates.

PORTFOLIO HOLDINGS

Each Fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, on the Funds' website at WWW.FOUNDERS.COM under Fund Prices & Information. This information will be posted on the Funds' website on the last day of the month following the month for which such information is applicable, unless the month for which such information is applicable is the last month of a calendar quarter, in which case the information will be posted on the Funds' website on the 15th day of the month following the month for which such information is applicable. The information will remain accessible on the Funds' website at least until the date on which the Funds file a Form N-Q or Form N-CSR with the SEC for the period that includes the date as of which the website information is current. A complete description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.


MORE ABOUT RISK
Like all investments in securities, you risk losing money by investing in the Funds. The Funds' investments are subject to changes in their value from a number of factors:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

COMPANY RISK. The stocks in the Funds' portfolios may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.

INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Equity Funds' growth style of investing, and the Funds' returns may vary considerably from other equity funds using different investment styles.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments. These risks include:

   MARKET RISK. Foreign markets have substantially less trading volume than U.S. markets, and are not generally as liquid as, and may be more volatile than, those in the United States. Brokerage commissions and other transaction costs are generally higher than in the United States, and settlement periods are longer.

   REGULATORY RISK. There may be less governmental supervision of foreign stock exchanges, security brokers, and issuers of securities, and less public information about foreign companies. Also, accounting, auditing, and financial reporting standards may be less uniform than in the United States. Exchange control regulations or currency restrictions could prevent cash from being brought back to the United States. Some foreign companies may exclude U.S. investors, such as the Funds, from participating in beneficial corporate actions, such as rights offerings. As a result, a Fund may not realize the same value from a foreign investment as a shareholder residing in that country. The Funds may be subject to withholding taxes and could experience difficulties in pursuing legal remedies and collecting judgments.

   CURRENCY RISK. International Equity and Passport Funds' assets are invested primarily in foreign securities, as are a significant portion of the assets of Worldwide Growth Fund. Since a substantial portion of these Funds' revenues is received in foreign currencies, these Funds' net asset values will be affected by changes in currency exchange rates to a greater extent than funds investing primarily in domestic securities. These Funds pay dividends, if any, in U.S. dollars and incur currency conversion costs.

   POLITICAL RISK. Foreign investments may be subject to expropriation or confiscatory taxation; limitations on the removal of cash or other assets of the Fund; and political, economic or social instability.

EMERGING MARKETS RISK. International Equity, Passport and Worldwide Growth Funds may invest in emerging market countries. These are markets in countries that are in the initial stages of their industrial cycle. Such countries are subject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies located there may have more volatile share prices and be less liquid than those of securities issued by companies in later stages of the industrial cycle.

RISK OF FIXED-INCOME INVESTMENTS. The Funds' investments in fixed-income securities are subject to interest rate risk and credit risk.

   INTEREST RATE RISK. When interest rates change, the value of the fixed-income portion of a Fund will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

   CREDIT RISK. The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk. Moody's Investors Service, Inc. considers debt securities rated Baa and below to have speculative characteristics. Securities issued by certain U.S. government agencies and instrumentalities are not supported by the full faith and credit of the U.S. Treasury, but only by their ability to borrow from the Treasury, other forms of governmental support, or by their own credit. Therefore these securities have greater risk than Treasury securities.

MANAGEMENT

INVESTMENT ADVISER
Founders serves as investment adviser to each of the Funds and is responsible for selecting the Funds' investments and handling their day-to-day business. Founders' corporate offices are located at 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658.

Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser or sub-adviser to a number of other investment companies and private accounts.


Founders is a wholly-owned subsidiary of Dreyfus Service Corporation (the "Distributor"), which is a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus"). Founders is the growth specialist affiliate of Dreyfus, a leading mutual fund complex with approximately $158 billion under management in over 200 mutual fund portfolios as of December 31, 2004. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $707 billion under management as of December 31, 2004.


In addition to managing each Fund's investments, Founders also provides certain related administrative services to each Fund. For these investment and related administrative services, each Fund pays Founders a management fee. Each Fund's management fee for the fiscal year ended December 31, 2004 was the following percentage of the respective Fund's average daily net assets:

Balanced Fund                 0.65%
Discovery Fund                0.83%
Equity Growth Fund            0.65%
Government Securities Fund    0.35%*
Growth Fund                   0.75%
International Equity Fund     0.75%
Mid-Cap Growth Fund           0.81%
Money Market Fund             0.45%*
Passport Fund                 1.00%
Worldwide Growth Fund         1.00%


* Founders has agreed in writing to reduce Government Securities Fund's management fee from 0.65% to 0.35%, and to reduce Money Market Fund's management fee from 0.50% to 0.45% of the respective Fund's average net assets until at least August 31, 2006.

In early 2004, two purported class and derivative actions were filed against Mellon Financial Corporation, Mellon Bank, N.A., Founders, Dreyfus, and
certain directors of the Dreyfus Founders Funds and the Dreyfus Funds (together, the "Defendant Funds") in the U.S. District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Defendant Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Defendant Funds. The Amended Complaint in the newly styled IN RE DREYFUS MUTUAL FUNDS FEE LITIGATION also named the Distributor, Premier Mutual Fund Services, Inc. and two additional directors of the Defendant Funds as defendants and alleges violations of the 1940 Act, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Defendant Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Defendant Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Defendant Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Defendant Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Defendant Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Defendant Funds. Founders, Dreyfus and the Defendant Funds believe the allegations to be totally without merit and intend to defend the action vigorously. The defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending as of the date of this Prospectus.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Founders nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Founders' ability to perform its contract with the Funds.


FOUNDERS' INVESTMENT MANAGEMENT TEAM
To  facilitate  day-to-day  fund  management,  we use a team  system  for  our
Funds. There are four equity investment teams, each targeted toward a particular area of the market: small-capitalization, mid- to
large-capitalization,       small-capitalization       international,      and
large-capitalization international investments. Each team is composed of members of our Investment Department, including portfolio managers, research analysts, and portfolio traders.

Each of these investment professionals shares ideas, information, knowledge, and expertise to assist in the management of the Funds. Daily decisions on security selection for each Fund rest with the portfolio manager(s) assigned to the Fund. Through participation in the team process, the manager uses the input, research, and recommendations of the rest of the management team in making purchase and sale decisions. Please see the Fund Summaries for information on each Fund's portfolio manager(s).

DISTRIBUTOR
The Funds' distributor is Dreyfus Service Corporation. The Distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services. Such payments are in addition to any 12b-1 or sub-transfer agency fees paid by the Funds. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the Funds to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of Fund shares or the provision of services to the Funds.

From time to time, the Distributor also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

CODE OF ETHICS
The Funds, Founders and the Distributor have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by a Fund. The Founders code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by Founders' employees does not disadvantage any Founders-managed fund.

ABOUT YOUR INVESTMENT

YOUR SHARE PRICE

The price you pay for a Class F share of a Fund, and the price you receive upon selling or redeeming a Class F share of a Fund, is called the Class' net asset value ("NAV"). We calculate NAV by dividing the total net assets of Class F of a Fund by its total number of Class F shares outstanding. We determine the NAV as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) every day the NYSE is open. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). However, the Funds may conduct portfolio transactions on those days, particularly in foreign markets. Those transactions, and changes in the value of the Funds' foreign securities holdings on such days, may affect the value of Fund shares on days when you will not be able to purchase, exchange, or redeem shares. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the Fund's investment performance.

The securities held by Money Market Fund and, generally, debt securities with remaining maturities of 60 days or less at the time of purchase, are valued using the amortized cost method. All other investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when trading in a security has been suspended or when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before a Fund calculates its NAV), the Fund may value those investments at fair value as determined in accordance with procedures approved by the Fund's Board. Fair value of investments may be determined by the Fund's Board or its valuation committee in good faith using such information as it deems appropriate under the circumstances.

Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The Funds may use fair value prices obtained from such a pricing service in lieu of the closing prices from foreign markets in valuing foreign equity securities on days when movements in the U.S. stock market are determined to have materially affected the value of those securities subsequent to the closing of the foreign markets. In addition to establishing the fair value of securities, another objective of this policy is to attempt to reduce the possibility that an investor may seek to take advantage of any disparity between the foreign securities' closing market prices and their fair value by engaging in "time zone arbitrage." See "Doing Business with Dreyfus Founders Funds - Frequent Trading." Accordingly, the Funds that invest a significant portion of their assets in foreign equity securities (the International Equity, Passport and Worldwide Growth Funds) are likely to use fair value pricing more frequently than Funds that invest substantially all of their assets in domestic securities.

Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the NAV of the applicable Fund.

We will price your purchase, exchange, or redemption of Fund Class F shares at the next NAV calculated after your request is received in good order by us or by certain other agents of the Funds or the Distributor. If we receive a written transaction request in a language other than English, we may be required to have the request translated into English by a translation service in order to have a clear understanding of the shareholder's instructions. In that event, the request will not be deemed to be in good order until the translation is received.

INVESTING IN THE FUNDS


CLASS F SHARES
Each Fund, other than Government Securities and Money Market Funds, offers multiple classes of shares. This Prospectus describes Class F shares. The other classes of shares have sales charges and different fee structures, and are offered by a separate prospectus which is available from our financial services representatives. All share classes of a Fund invest in the same underlying portfolio of securities and have the same management team. However, because of different fees and expenses, the performance of share classes varies.


GRANDFATHERED SHAREHOLDERS
Class F shares of a Fund can be purchased only by:
o Persons or entities who have continuously maintained a Fund account since December 30, 1999.
o Any person or entity listed in the account registration for any Fund account that has been continuously maintained since December 30, 1999, such as joint owners, trustees, custodians, and designated beneficiaries.
o Retirement plans (such as 401(k) plans) that have continuously maintained a Fund account since December 30, 1999. Any such plan may extend the privilege of purchasing Class F shares to new plan participants, and the plan participants may purchase Class F shares with rollover retirement funds.
o Customers of certain financial institutions which offer retirement or other eligible benefit plan programs, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, and which have had relationships with Founders and/or any Fund continuously since December 30, 1999.
o  Founders employees, Fund Board members, and their immediate families.

For more detailed information about eligibility, please call 1-800-525-2440. If you hold Fund shares through a broker/dealer or other financial institution, your eligibility to purchase Class F shares may differ depending on that institution's policies.

TYPES OF ACCOUNTS

The following types of account registrations are available:

INDIVIDUAL OR JOINT TENTANT
Individual accounts have a single owner. Joint accounts have two or more owners. Unless specified otherwise, we set up joint accounts with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holder(s).

TRANSFER ON DEATH
A way to designate beneficiaries on an Individual or Joint Tenant account. We will provide the rules governing this type of account when the account is established.

UGMA OR UTMA
(Uniform Gifts to Minors Act or Uniform Transfers to Minors Act) These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, we will set up the account as a UGMA or UTMA.

TRUST
The trust needs to be effective and a Multi-Purpose Certification Form completed before we can establish this type of account.

CORPORATION OR OTHER ENTITY
A corporation or entity may own an account. Please either attach a certified copy of your corporate resolution showing the person(s) authorized to act on this account or complete a Multi-Purpose Certification Form.

RETIREMENT ACCOUNTS
You may set up the following  retirement accounts by completing an IRA Account
Application:

TRADITIONAL IRA
Any adult under age 70 1/2 who has earned income may contribute up to $4,000 (or 100% of compensation, whichever is less) to an IRA for the 2005-2007 tax years. If your spouse is not employed, you can contribute up to $8,000 annually to two IRAs, as long as no more than $4,000 is contributed to a single account.

In 2008 the limit will be $5,000, and is slated to be increased in later years to keep pace with inflation. In addition, qualifying investors (those who are age 50 or over and have sufficient earned income) may be eligible to make additional "catch-up" contributions to their IRAs.

ROLLOVER IRA
Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) retain their tax advantages when rolled over to an IRA within 60 days of receipt. You also need to complete an IRA Transfer, Direct Rollover, and Conversion Form.

ROTH IRA
Allows for two types of purchases:

   CONTRIBUTIONS. Any adult who has earned income below certain income limits may contribute up to the same limits in place for traditional IRAs. Contributions to a Roth IRA are NOT tax-deductible, but distributions, including earnings, may be withdrawn tax-free after five years for qualified events such as retirement.

   You may elect to have both traditional IRAs and Roth IRAs, provided that your combined contributions do not exceed the annual limitations.

   CONVERSIONS. Conversions/distributions from traditional IRAs to Roth IRAs are taxable at the time of their conversion, but after five years may then be distributed tax-free for qualified events such as retirement. Only individuals with incomes below certain thresholds may convert their traditional IRAs to Roth IRAs.

SEP-IRA
Allows  self-employed   persons  or  small  business  owners  to  make  direct
contributions to employees' IRAs with minimal reporting and disclosure requirements.

Each year you will be charged a single $10 custodial fee for all IRA accounts maintained under your Social Security number. This fee will be waived if the aggregate value of your IRA accounts is $5,000 or more. This fee may be changed upon 30 days' notice.

PROFIT-SHARING AND MONEY PURCHASE PENSION PLAN
A retirement plan that allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees.

401(K) PLAN
A retirement plan that allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis.

Call   1-800-525-2440  for  additional   information  about  these  retirement
accounts.

WE RECOMMEND THAT YOU CONSULT YOUR TAX ADVISER REGARDING THE PARTICULAR TAX CONSEQUENCES OF THESE RETIREMENT PLAN OPTIONS.

INVESTMENT MINIMUMS

MINIMUM INITIAL INVESTMENTS
To open a Fund account, please enclose a check payable to "Dreyfus Founders Funds, Inc." for one of the following amounts:
o  $1,000 minimum for most regular accounts
o  $500 minimum for IRA and UGMA/UTMA accounts

o No minimum if you begin an Automatic Investment Plan or Payroll Deduction of $50 or more per month or per pay period

MINIMUM ADDITIONAL INVESTMENTS
o  $100 for payments made by mail, TeleTransfer, wire, and online
o  $50 for Automatic Investment Plan payments
o  $50 for payroll deduction

DOING BUSINESS WITH DREYFUS FOUNDERS FUNDS

--------------------------------------------------------------------------------------------
                         HOW TO OPEN A    HOW TO ADD TO A  HOW TO REDEEM    HOW TO EXCHANGE
                         CLASS F ACCOUNT  CLASS F ACCOUNT  CLASS F SHARES   CLASS F SHARES
--------------------------------------------------------------------------------------------
BY PHONE                 If your account  TeleTransfer     We can send      If you have
1-800-525-2440           with us has      allows you to    proceeds only    telephone
                         telephone        make electronic  to the address   exchange
                         exchange         purchases        or bank of       privileges,
                         privileges, you  directly from a  record. Minimum  you may
                         can call to      checking or      redemption -     exchange from
                         open a Class F   savings account  $100; $1,000     one Fund to
                         account in       at your          minimum for a    another.  The
                         another Fund by  request. You     redemption by    names and
                         exchange. The    may establish    wire. Phone      registrations
                         names and        TeleTransfer     redemption is    need to be
                         registrations    when your        not available    identical on
                         need to be       account is       on retirement    both accounts.
                         identical on     opened, or add   accounts and
                         both accounts.   it later by      certain other
                         Otherwise, you   completing an    accounts. You
                         must complete a  Account Changes  may add phone
                         New Account      Form. We charge  redemption
                         Application and  no fee for       privileges by
                         send it in with  TeleTransfer     completing an
                         your investment  transactions.    Account Changes
                         check.                            Form.
--------------------------------------------------------------------------------------------
BY MAIL                  Complete the     Make your check  In a letter,     In a letter,
   Dreyfus Founders      proper           payable to       please tell us   include the
   Funds, Inc.           application.     "Dreyfus         the number of    name(s) of the
   P.O. Box 55360        Make your check  Founders Funds,  shares or        account
   Boston, MA            payable to       Inc."  Enclose   dollars you      owner(s), the
   02205-8252            "Dreyfus         a purchase stub  wish to redeem,  Fund and
                         Founders Funds,  (from your most  the name(s) of   account number
If you are using         Inc."  We        recent           the account      you wish to
certified or registered  cannot           confirmation or  owner(s), the    exchange from,
mail or an overnight     establish new    quarterly        Fund and         your Social
delivery service, send   accounts with    statement); if   account number,  Security or
your correspondence to:  third-party      you do not have  and your Social  tax
   Dreyfus Founders      checks.          one, write the   Security or tax  identification
   Funds, Inc.                            Fund name and    identification   number, the
   66 Brooks Drive,                       your account     number. All      dollar or
   Braintree, MA                          number on the    account owners   share amount,
   02184-3839                             check.  For      need to sign     and the
                                          IRAs, please     the request      account you
                                          state the        exactly as       wish to
                                          contribution     their names      exchange
                                          year.            appear on the    into.  The
                                                           account. We can  names and
                                          The Funds do     send proceeds    registrations
                                          not normally     only to the      need to be
                                          accept           address or bank  identical on
                                          third-party      of record.       both
                                          checks.                           accounts.  All
                                                                            account owners
                                                                            need to sign
                                                                            the request
                                                                            exactly as
                                                                            their names
                                                                            appear on the
                                                                            accounts.
                                                                            Investors
                                                                            (other than
                                                                            financial
                                                                            services
                                                                            firms) may fax
                                                                            exchange
                                                                            requests to us
                                                                            at
                                                                            1-516-338-3646.
--------------------------------------------------------------------------------------------
BY WIRE                  Call us to       Have your bank   $6 fee; $1,000   Not applicable.
                         request an       send your        minimum. Monies
                         account          investment to    are usually
                         application and  Mellon Trust of  received the
                         an account       New England,     business day
                         number.  Have    National         after the date
                         your bank send   Association,     you sell.
                         your investment  with these       Unless
                         to Mellon Trust  instructions:    otherwise
                         of New England,  o     ABA        specified, we
                         National            #011001234    will deduct the
                         Association,     o     DDA        fee from your
                         with these          #562602       redemption
                         instructions:    o     Fund name  proceeds.
                         o     ABA        o     name(s)
                            #011001234       of
                         o     DDA           investor(s)
                            #562602       o     your
                         o     Fund name     account
                         o     your          number
                            account
                            number
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                         HOW TO OPEN A    HOW TO ADD TO A  HOW TO REDEEM    HOW TO EXCHANGE
                         CLASS F ACCOUNT  CLASS F ACCOUNT  CLASS F SHARES   CLASS F SHARES
--------------------------------------------------------------------------------------------

                         o     name(s)
                            of
                            investor(s)
                         o     "new
                            account"

                         Once you
                         receive
                         confirmation in
                         the mail of
                         your wire,
                         please mail us
                         your completed
                         application.
--------------------------------------------------------------------------------------------
THROUGH OUR WEBSITE      Download,        You may          You may redeem   You may
www.founders.com         complete and     purchase shares  shares through   exchange
                         mail a signed    through our      our website if   shares using
Online account access    printout of the  website if you   you have         our website if
is not available on all  proper           have             TeleTransfer.    you have
accounts.                application.     TeleTransfer.    We can send      telephone
                                                           proceeds to      exchange
                                                           your bank of     privileges.
                                                           record.  Online
                                                           redemptions are
                                                           not available
                                                           on retirement
                                                           accounts and
                                                           certain other
                                                           accounts.
--------------------------------------------------------------------------------------------
THROUGH AUTOMATIC        Automatic        Automatic        Systematic       Fund-to-Fund
TRANSACTION PLANS        Investment Plan  Investment Plan  Withdrawal Plan  Investment
                         (AIP) allows     (AIP) allows     permits you to   Plan allows
                         you to make      you to make      receive a fixed  you to
                         electronic       electronic       sum on a         automatically
                         purchases        purchases        monthly,         exchange a
                         directly from a  directly from a  quarterly or     fixed dollar
                         checking or      checking or      annual basis     amount from
                         savings          savings          from accounts    one Fund to
                         account. The     account. The     with a value of  purchase
                         minimum to open  minimum to open  $5,000 or        shares in
                         an account is    an account is    more.  Payments  another Fund.
                         $50 per month.   $50 per month.   may be sent
                         Once             Once             electronically
                         established,     established,     to your bank of
                         AIP purchases    AIP purchases    record or to
                         take place       take place       you in check
                         automatically    automatically    form.
                         on               on
                         approximately    approximately
                         the 5th and/or   the 5th and/or
                         20th of the      20th of the
                         month.  We       month.  We
                         charge no fee    charge no fee
                         for AIP.         for AIP.
--------------------------------------------------------------------------------------------
FASTLINE(TM)                Follow           Follow           We can send      Follow
                         instructions     instructions     proceeds only    instructions
1-800-947-FAST (3278)    provided when    provided when    to the bank of   provided when
Automated telephone      you call to      you call to add  record.          you call.
account access service   open a Class F   to your account  Minimum          $100 minimum.
                         account in a     via              redemption -
                         new Fund.        TeleTransfer.    $100.  Phone
                                                           redemption is
                                                           not available
                                                           on retirement
                                                           accounts and
                                                           certain other
                                                           accounts. You
                                                           may add phone
                                                           redemption
                                                           privileges by
                                                           completing an
                                                           Account Changes
                                                           Form.
--------------------------------------------------------------------------------------------

REDEEMING SHARES
SHARES RECENTLY PURCHASED BY CHECK OR TELETRANSFER
Redemptions of shares purchased by check (other than purchases by cashier's check) or TeleTransfer will be placed on hold until your check has cleared (which may take up to eight business days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

INDIVIDUAL, JOINT TENANT, TRANSFER ON DEATH, AND UGMA/UTMA ACCOUNTS
If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

RETIREMENT ACCOUNTS
Please call 1-800-525-2440 for the appropriate form.

TRUST ACCOUNTS
The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee's name is not in the account registration, you will need to provide a certificate of incumbency dated within the past 60 days or other documentation acceptable to us.

CORPORATION OR OTHER ENTITY
A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

SIGNATURE GUARANTEE
For your protection, we require a guaranteed signature if you request:
o a redemption check made payable to anyone other than the shareholder(s) of record
o  a redemption check mailed to an address other than the address of record
o a redemption check or wire sent to a bank other than the bank we have on file
o a redemption check for $10,000 or more mailed to an address of record that has been changed within 30 days of your request
o a redemption for $100,000 or more from an account that does not have telephone redemption privileges (excluding accounts held by a corporation)

You can have your signature guaranteed at a:
o  bank
o  broker/dealer
o  credit union (if authorized under state law)
o  securities exchange/association
o  clearing agency
o  savings association

Please note that a notary public cannot provide a signature guarantee.

REDEMPTION PROCEEDS
We can deliver redemption proceeds to you:

BY CHECK
Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee. (See "Signature Guarantee" above) If you don't specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.

BY WIRE
$6 fee; $1,000 minimum. Proceeds are usually received the business day after the date you sell. Unless otherwise specified, we will deduct the fee from your redemption proceeds.

BY TELETRANSFER
No fee. Proceeds are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

TRANSACTION POLICIES
We can execute  transaction  requests only if they are in good order. You will
be   contacted  in  writing  if  we  encounter   processing   problems.   Call
1-800-525-2440 if you have any questions about these procedures.

We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price. However, we reserve the right to allow shareholders to exchange from Money Market Fund to another Fund of their choice on a predetermined date, such as the day after annual distributions are paid.

TRANSACTIONS CONDUCTED BY PHONE, FAX, FASTLINE(TM), OR THROUGH OUR WEBSITE. The Funds, Founders, the Distributor and their agents are not responsible for the authenticity of purchase, exchange, or redemption instructions received by phone, fax, FastLine, or through our website.

By signing a New Account Application or an IRA Account Application (unless specifically declined on the Application), by providing other written (for redemptions), verbal (for exchanges), or electronic authorization, or by requesting Automatic Investment Plan or payroll deduction privileges, you agree to release the Funds, Founders, the Distributor and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application or provided through our website, including their possibly effecting unauthorized or fraudulent transactions.

As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if we fail to employ reasonable procedures to attempt to confirm that telephone or Internet instructions are genuine, the Fund may be liable for any resulting losses. These security procedures include, but are not necessarily limited to, one or more of the following:
o     requiring personal identification prior to acting upon instructions
o     providing written confirmation of such transactions
o     tape-recording telephone instructions

EFFECTIVE DATE OF TRANSACTIONS
Transaction requests received in good order prior to the close of the NYSE on a given date will be effective on that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by us or by certain other agents of the Funds or the Distributor. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the SEC, we may suspend redemptions or postpone payments. If you are unable to reach us by phone or the Internet, consider sending your order by overnight delivery service.

TRANSACTIONS CONDUCTED THROUGH THIRD PARTIES
If you invest through a third party (rather than directly with the Funds), the policies and fees may be different from those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares.


FAX TRANSMISSIONS
Exchange instructions may be faxed, but we cannot process redemption requests received by fax.

CERTIFICATES
The Funds do not issue share certificates. If you are selling shares previously issued in certificate form, you need to include the certificates along with your redemption/exchange request. If you have lost your certificates, please call us.

U.S. DOLLARS
Purchases need to be made in U.S. dollars, and checks need to be drawn on U.S. banks. We cannot accept cash.

RETURNED CHECKS
If your check is returned due to insufficient funds, we will cancel your purchase, and you may be liable for any losses or fees incurred by the Fund or its agents. If you are a current shareholder, shares may be redeemed from other accounts, if needed, to reimburse the Fund.

CONFIRMATION STATEMENTS
We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

ACCOUNT MINIMUMS
The Funds require you to maintain a minimum of $1,000 per account ($500 for IRAs and UGMAs/UTMAs), unless you are investing under an Automatic Investment Plan or payroll deduction. If at any time, due to redemptions or exchanges, or upon the discontinuance of an Automatic Investment Plan or payroll deduction, the total value of your account falls below this minimum, we may either charge a fee of $10, which will be automatically deducted from your account, or close your account and mail the proceeds to the address of record.

We will base the decision to levy the fee or close the account on our determination of what is best for the Fund. We will give you at least 60 days' written notice informing you that your account will be closed or that the $10 fee will be charged, so that you may make an additional investment to bring the account up to the required minimum balance.

FREQUENT TRADING

The Funds (other than Money Market Fund) are designed for long-term investors. Frequent purchases, redemptions, and exchanges may disrupt portfolio management strategies and harm Fund performance by diluting the value of Fund shares and increasing brokerage and administrative costs. As a result, the Funds' Board has adopted a policy of discouraging excessive trading, short-term market timing, and other abusive trading practices ("frequent trading") that could adversely affect the Funds and their operations. Founders, the Funds and the Distributor will not enter into arrangements with any person or group to permit frequent trading. Accordingly, each Fund, except Money Market Fund, reserves the right to reject any purchase or exchange request, including those from any individual or group who, in the Fund's view, is likely to engage in frequent trading.


More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the Funds may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.


We monitor selected transactions to identify frequent trading. When our surveillance systems identify multiple roundtrips, we evaluate trading activity in the account for evidence of frequent trading. We consider the investor's trading history in other accounts under common ownership or control, in other Dreyfus Founders, Dreyfus, and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while we seek to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, we seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests. If we conclude the account is likely to engage in frequent trading, we may reject the purchase or exchange, which may occur on the following business day. We may also temporarily or permanently bar such investor's future purchases into the Fund in lieu of, or in addition to, rejecting the trade. At our discretion, we may apply these restrictions across all accounts under common ownership, control, or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the Distributor and financial intermediaries include obligations to comply with the terms of this Prospectus. Further, all intermediaries have been requested in writing to notify the Distributor immediately if, for any reason, they cannot meet their commitment to make Fund shares available in accordance with the terms of this Prospectus and relevant rules and regulations.

The risks of frequent trading may be more significant for mutual funds that invest in securities that are more difficult to value or that are susceptible to price arbitrage, such as foreign securities. For example, a fund with significant investments in foreign securities that trade in markets that close some time before the time at which the fund calculates its net asset value potentially is subject to the risk of time zone arbitrage -- a market timing strategy that seeks to take advantage of changes in the value of a fund's portfolio holdings during the period between the close of the markets in which the fund's portfolio securities primarily trade and the close of the NYSE. One of the objectives of the fair valuation procedures adopted by the Funds' Board is to protect the Funds against time zone arbitrage, as well as other trading practices that may seek to take advantage of stale prices. See "About Your Investment - Your Share Price."

Although the Funds' frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.


Transactions made through Automatic Investment Plans, Systematic Withdrawal Plans, Fund-to-Fund Investment Plans and automatic non-discretionary rebalancing programs approved in writing by us generally are not considered to be frequent trading.

WE RESERVE THE RIGHT TO:
o  reject any investment, exchange request or application
o  cancel any purchase due to nonpayment
o  modify the conditions of purchase at any time
o change or discontinue the exchange privilege, or temporarily suspend the privilege during unusual market conditions
o  change investment minimum or maximum amounts
o  limit the amount that may be purchased
o delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
o close an account if a shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds

The Funds (other than Money Market Fund) also reserve the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect Fund operations. This right may be exercised only if the amount of your redemptions exceeds the lesser of $250,000 or 1% of a Fund's net assets in any 90-day period.

FOR MORE INFORMATION ABOUT YOUR ACCOUNT

INVESTOR SERVICES
Our Investor Services Representatives are available to assist you. For your protection, we record calls to Investor Services. Call 1-800-525-2440.

24-HOUR ACCOUNT INFORMATION
o BY PHONE: 1-800-947-FAST (3278) FastLine(TM), our automated telephone service, enables you to access account information, conduct exchanges and purchases and request duplicate statements and tax forms 24 hours a day with a touch-tone phone.

o FROM OUR WEBSITE: By visiting www.founders.com, you can access the latest Fund performance returns, daily prices, portfolio manager commentaries, educational articles, and much more 24 hours a day. Shareholders may access account transaction histories, quarterly statements, and account balances, and conduct purchase, exchange, and redemption transactions. Online account access is not available on all accounts.

DAILY CLOSING PRICES
FastLine(TM) features the latest Class F closing prices for the Funds, updated each business day. Call 1-800-947-FAST (3278) 24 hours a day, or reach us on the Internet at www.founders.com.

For some of the Funds, Class F prices for the prior business day are listed in the business section of most major daily newspapers. Look in the Mutual Funds section under "Dreyfus Founders."

ESTABLISHING ADDITIONAL SERVICES

Many convenient service options are available for accounts. You may call 1-800-525-2440 to request a form or download a form at WWW.FOUNDERS.COM to establish the following services:


AUTOMATIC INVESTMENT PLAN (AIP)
Allows you to make automatic purchases of at least $50 from a bank account once or twice a month. See "How to Add to a Class F Account Through Automatic Transaction Plans. "

TELETRANSFER PROGRAM
Allows you to purchase or redeem Fund shares with a phone call or on our website at any time. Purchase or redemption amounts are automatically transferred to/from your bank account. If you select an Automatic Investment Plan (see above), you are automatically authorized to participate in the TeleTransfer program.

TELEPHONE/ONLINE REDEMPTIONS
Available for regular (non-retirement) accounts only.

TELEPHONE/ONLINE EXCHANGES
Allows you to exchange money between identically registered accounts.

CHECKWRITING
o     Available on Government Securities and Money Market Funds
o     May be established with a minimum account balance of $1,000
o     No fee for this service
o     Minimum amount per check:  $500
o Redemptions from these Funds using the checkwriting privilege are not considered to be frequent trading

DIVIDEND AND LONG-TERM CAPITAL GAIN DISTRIBUTION OPTIONS
If the Funds pay  dividends  or capital  gains,  either or both may be paid in
cash  or  reinvested.   The  payment   method  for  short-term   capital  gain
distributions is the same as you elect for dividends.

SYSTEMATIC WITHDRAWAL PLAN
Permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Withdrawals may be sent electronically to your bank or to you by check.

If a shareholder elects to receive systematic withdrawals by check and either the U.S. Postal Service cannot deliver the check, or we receive notice that the shareholder is deceased, we reserve the right to terminate the shareholder's systematic withdrawal plan.

FUND-TO-FUND INVESTMENT PLAN
Allows you to automatically exchange a fixed dollar amount each month from one Fund to purchase shares in another Fund.

DISTRIBUTION PURCHASE PROGRAM
Permits you to have capital gain distributions and/or dividends from one Fund automatically reinvested in another Fund account having a balance of at least $1,000 ($500 for IRAs or UGMA/UTMAs).

PAYROLL DEDUCTION
Allows you to make automatic purchases of at least $50 per pay period through payroll deduction.

HOUSEHOLDING
To keep the Funds' costs as low as possible, we deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as "householding," does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call us and we will begin individual delivery within 30 days of your request. If you'd like to reduce mailbox clutter even more, sign up at www.founders.com/ecommunications to receive hyperlinks to these documents by e-mail.

DIVIDENDS AND DISTRIBUTIONS

Discovery, Equity Growth, Growth, International Equity, Mid-Cap Growth, Passport and Worldwide Growth Funds intend to distribute any tax-based net realized investment income on an annual basis each December. Balanced Fund intends to distribute any tax-based net realized investment income on a quarterly basis every March, June, September, and December. Government Securities Fund intends to declare dividends daily and distribute any net realized investment income on the last business day of every month. Money Market Fund declares dividends daily, which are paid on the last business day of every month. Shares of Government Securities and Money Market Funds begin receiving dividends no later than the next business day following the day when funds are received by us.

All Funds intend to distribute any tax-based net realized capital gains each December. The Government Securities and Money Market Funds are not likely to distribute capital gains. From time to time, the Funds may make distributions in addition to those described above.

You have the option of reinvesting income dividends and capital gain distributions in shares of the Funds or receiving these distributions in cash. Dividends and any distributions from the Funds are automatically reinvested in additional shares unless you elect to receive these distributions in cash. If you have elected to receive your dividends or capital gains in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all the account's subsequent distributions in shares of that Fund. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES

The Funds distribute to their shareholders any net investment income and net realized capital gains they receive. Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been in the Fund and whether you reinvest your distributions or receive them in cash.

Dividends of net investment income from the Funds, such as dividends and interest on investments, will be taxable to you at your ordinary income tax rate or, for qualified dividends from domestic corporations and certain qualified foreign corporations, at a reduced rate. A portion of the dividends may qualify for dividends-received deduction for corporations, although distributions from the Government Securities and Money Market Funds generally are not expected to qualify.

In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If total gains on sales exceed total losses (including losses carried forward from prior years), the Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long the Fund held the security that gave rise to the gains. The Funds' capital gain distributions consist of long-term capital gains that are taxable at the applicable capital gains rates. All distributions of short-term capital gains will be taxable to you as ordinary income and included in your dividends.

You may also realize capital gains or losses when you sell or exchange a Fund's shares at more or less than you originally paid. Because everyone's tax situation is unique, we encourage you to consult your tax professional about federal, state and local tax consequences.

SHAREHOLDER AND TRANSFER AGENCY SERVICES

The Funds have entered into a shareholder services agreement with the Distributor pursuant to which the Distributor provides certain shareholder-related services to the Funds. The Funds pay the Distributor a monthly fee for these services. Out of this fee, the Distributor pays the fees charged by the Funds' transfer agent, Dreyfus Transfer, Inc. (the "Transfer Agent").

Registered broker/dealers, third-party administrators of tax-qualified retirement plans, and other entities which establish omnibus accounts with the Funds may provide sub-transfer agency, recordkeeping, or similar services to participants in the omnibus accounts. This reduces or eliminates the need for those services to be provided by the Distributor and/or the Transfer
Agent. In such cases, the Funds may pay a sub-transfer agency or recordkeeping fee based on the number of participants in the entity's omnibus account. Entities receiving such fees may also receive 12b-1 fees.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the five years ended December 31, 2004. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in Class F shares of a Fund, assuming reinvestment of all dividends and distributions.

These financial highlights have been audited by PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm. PricewaterhouseCoopers LLP's report and the Funds' financial statements are included in the Funds' 2004 Annual Reports, which are available upon request or at www.founders.com.

DREYFUS FOUNDERS
BALANCED FUND - CLASS F

                                                        YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------
                                                  2004     2003     2002     2001     2000
                                              ---------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year               $7.88    $6.69    $8.20    $9.22   $10.47
-------------------------------------------------------------------------------------------

Income from investment operations:
Net investment income                             0.08     0.06     0.07     0.10     0.15
Net realized and unrealized gains (losses) on
securities                                        0.59     1.20   (1.50)   (1.02)   (1.23)
                                              ---------------------------------------------
Total from investment operations                  0.67     1.26   (1.43)   (0.92)   (1.08)
-------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                      (0.09)   (0.07)   (0.08)   (0.10)   (0.15)
From net realized gains                           0.00     0.00     0.00     0.00   (0.02)
                                              ---------------------------------------------
Total distributions                             (0.09)   (0.07)   (0.08)   (0.10)   (0.17)
-------------------------------------------------------------------------------------------

Net Asset Value, end of year                     $8.46    $7.88    $6.69    $8.20    $9.22
                                              =============================================

TOTAL RETURN                                     8.58%   18.96%  -17.46%   -9.94%  -10.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                 $89,701 $119,835 $130,314 $297,068 $552,675
-------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no earnings
credits (1)                                      1.34%    1.54%    1.43%    1.23%    1.08%
Expenses with reimbursements and earnings
credits                                          1.33%    1.54%    1.42%    1.22%    1.07%
Net investment income                            1.08%    0.93%    0.99%    1.20%    1.41%
-------------------------------------------------------------------------------------------
Portfolio turnover rate (2)                       134%     108%     122%     111%     126%

1. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
2. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

DREYFUS FOUNDERS
DISCOVERY FUND - CLASS F

                                                        YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------
                                                 2004     2003     2002     2001      2000
                                             ----------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $25.98   $19.04   $28.45   $34.74    $40.86
-------------------------------------------------------------------------------------------

Income from investment operations:
Net investment loss                            (0.69)   (0.35)   (0.36)   (0.20)    (0.07)
Net realized and unrealized gains (losses)
on securities                                    3.48     7.29   (9.05)   (5.99)    (3.44)
                                             ----------------------------------------------
Total from investment operations                 2.79     6.94   (9.41)   (6.19)    (3.51)
-------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                       0.00     0.00     0.00     0.00      0.00
From net realized gains                          0.00     0.00     0.00   (0.10)    (2.61)
                                             ----------------------------------------------
Total distributions                              0.00     0.00     0.00   (0.10)    (2.61)
-------------------------------------------------------------------------------------------

Net Asset Value, end of year                   $28.77   $25.98   $19.04   $28.45    $34.74
                                             ==============================================

TOTAL RETURN                                   10.74%   36.45%  -33.08%  -17.81%    -8.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)               $550,622 $638,880 $498,970 $847,330 $1,066,003
-------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
earnings credits (1)                            1.35%    1.53%    1.41%    1.25%     1.28%
Expenses with reimbursements and earnings
credits                                         1.34%    1.53%    1.40%    1.24%     1.25%
Net investment loss                            -1.08%   -1.29%   -1.13%   -0.64%    -0.46%
-------------------------------------------------------------------------------------------
Portfolio turnover rate (2)                       98%     130%     128%     110%      108%

1. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
2. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

DREYFUS FOUNDERS
EQUITY GROWTH FUND - CLASS F

                                                         YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------
                                                 2004     2003      2002     2001       2000
                                             ------------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year              $4.57    $3.50     $4.69    $5.69      $7.61
---------------------------------------------------------------------------------------------

Income from investment operations:
Net investment income (loss)                     0.02     0.00(1)   0.00(1)  0.00(1)  (0.02)
Net realized and unrealized gains (losses)
on securities                                    0.39     1.07    (1.19)   (1.00)     (1.47)
                                             ------------------------------------------------
Total from investment operations                 0.41     1.07    (1.19)   (1.00)     (1.49)
---------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                     (0.02)     0.00(2)   0.00(2)  0.00       0.00
From net realized gains                          0.00     0.00      0.00     0.00(2)  (0.43)
                                             ------------------------------------------------
Total distributions                            (0.02)     0.00      0.00     0.00     (0.43)
---------------------------------------------------------------------------------------------

Net Asset Value, end of year                    $4.96    $4.57     $3.50    $4.69      $5.69
                                             ================================================

TOTAL RETURN                                    8.97%   30.67%   -25.33%  -17.55%    -19.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)               $233,410 $233,333  $191,701 $288,752   $385,816
---------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
earnings credits (3)                            1.06%    1.13%     1.08%    1.14%      1.12%
Expenses with reimbursements and earnings
credits                                         1.06%    1.13%     1.08%    1.14%      1.10%
Net investment income (loss)                    0.56%    0.06%     0.11%    0.02%     -0.24%
---------------------------------------------------------------------------------------------
Portfolio turnover rate (4)                      115%     123%      152%     144%       165%

1. Net investment income for the years ended December 31, 2003, 2002, and 2001 aggregated less than $0.01 on a per share basis.
2. Distributions from net investment income for the years ended December 31, 2003 and 2002 and distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
3. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
4. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

DREYFUS FOUNDERS
GOVERNMENT SECURITIES FUND - CLASS F

                                                         YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------
                                                  2004     2003    2002    2001      2000
                                              ----------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $10.04   $10.18   $9.55   $9.41     $8.96
--------------------------------------------------------------------------------------------

Income from investment
operations:
Net investment income                             0.35     0.34    0.38    0.45      0.47
Net realized and unrealized gains (losses) on
securities                                      (0.07)   (0.14)    0.63    0.14      0.45
                                              ----------------------------------------------
Total from investment                             0.28     0.20    1.01    0.59      0.92
operations
--------------------------------------------------------------------------------------------

Less dividends and
distributions:
From net investment income                      (0.35)   (0.34)  (0.38)  (0.45)    (0.47)
From net realized gains                           0.00     0.00    0.00    0.00      0.00(1)
                                              ----------------------------------------------
Total distributions                             (0.35)   (0.34)  (0.38)  (0.45)    (0.47)
--------------------------------------------------------------------------------------------

Net Asset Value, end of
year                                             $9.97   $10.04  $10.18   $9.55     $9.41
                                              ==============================================

TOTAL RETURN                                     2.83%    2.03%  10.86%   6.37%    10.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                 $10,136  $12,809 $15,318 $11,967   $10,384
--------------------------------------------------------------------------------------------
Ratios to average net
assets:
Expenses with reimbursements, but no earnings
credits (2)                                      0.89%    0.95%   0.93%   1.00%     1.35%
Expenses with reimbursements and earnings
credits                                          0.88%    0.94%   0.92%   0.98%     1.29%
Net investment income                            3.47%    3.36%   3.90%   4.67%     5.13%
--------------------------------------------------------------------------------------------
Portfolio turnover rate (3)                        13%      52%     28%     73%       88%

1. Distributions from net realized gains for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
2. Certain fees were waived by the management company or its affiliates. Had these fees not been waived, the expense ratios would have been 1.45%
     (2004), 1.50% (2003), 1.48% (2002), 1.50% (2001) and 1.55% (2000).
3. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

DREYFUS FOUNDERS
GROWTH FUND - CLASS F

                                                           YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------
                                                  2004      2003       2002      2001       2000
                                             ----------------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year               $9.83     $7.48     $10.53    $14.03     $23.87
-------------------------------------------------------------------------------------------------

Income from investment operations:
Net investment income (loss)                      0.03(1) (0.17)     (0.22)    (0.15)     (0.21)
Net realized and unrealized gains (losses)
on securities                                     0.72      2.52     (2.83)    (3.35)     (6.21)
                                             ----------------------------------------------------
Total from investment operations                  0.75      2.35     (3.05)    (3.50)     (6.42)
-------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                        0.00      0.00       0.00      0.00       0.00
From net realized gains                           0.00      0.00       0.00      0.00     (3.42)
                                             ----------------------------------------------------
Total distributions                               0.00      0.00       0.00      0.00     (3.42)
-------------------------------------------------------------------------------------------------

Net Asset Value, end of year                   $10.58     $9.83      $7.48    $10.53     $14.03
                                             ====================================================

TOTAL RETURN                                     7.63%    31.42%    -28.96%   -24.95%    -27.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                $406,550  $484,742   $443,307  $865,425 $1,441,466
-------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
earnings credits (2)                             1.33%     1.47%      1.38%     1.31%      1.07%
Expenses with reimbursements and earnings
credits                                          1.33%     1.47%      1.37%     1.30%      1.06%
Net investment income (loss)                     0.30%    -0.41%     -0.46%    -0.58%     -0.58%
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (3)                       107%      124%       139%      152%       182%

1.   Computed using average shares outstanding throughout the year.
2. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
3. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

DREYFUS FOUNDERS
INTERNATIONAL EQUITY FUND - CLASS F

                                                         YEAR ENDED DECEMBER 31,
                                              -----------------------------------------------
                                                  2004      2003     2002      2001     2000
                                              -----------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year               $9.78     $7.18   $10.03    $14.40   $19.87
---------------------------------------------------------------------------------------------

Income from investment operations:
Net investment income (loss)                      0.08(1) (0.01)   (0.05)    (0.07)   (0.08)
Net realized and unrealized gains (losses) on
securities                                        2.14      2.68   (2.79)    (4.30)   (3.49)
                                              -----------------------------------------------
Total from investment operations                  2.22      2.67   (2.84)    (4.37)   (3.57)
---------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                      (0.08)    (0.07)   (0.01)      0.00     0.00
From net realized gains                           0.00      0.00     0.00      0.00   (1.90)
                                              -----------------------------------------------
Total distributions                             (0.08)    (0.07)   (0.01)      0.00   (1.90)
---------------------------------------------------------------------------------------------

Net Asset Value, end of year                    $11.92     $9.78    $7.18    $10.03   $14.40
                                              ===============================================

TOTAL RETURN                                    22.70%    37.17%  -28.30%   -30.35%  -17.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                 $10,885    $9,837   $9,321   $16,640  $30,040
---------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no earnings

credits (2)                                      1.41%     1.40%    1.40%     1.55%    1.84%
Expenses with reimbursements and earnings
credits                                          1.40%     1.40%    1.40%     1.52%    1.80%
Net investment income (loss)                     0.76%     0.80%    0.12%    -0.26%   -0.55%

---------------------------------------------------------------------------------------------
Portfolio turnover rate (3)                        85%      144%     220%      213%     184%

1.   Computed using average shares outstanding throughout the year.
2. Certain fees were reimbursed or waived by the management company or its affiliates. Had these fees not been reimbursed or waived, the expense ratios would have been 2.10% (2004), 2.52% (2003), 2.13% (2002), 1.99%
     (2001) and 1.95% (2000).
3. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

DREYFUS FOUNDERS
MID-CAP GROWTH FUND - CLASS F

                                                         YEAR ENDED DECEMBER 31,
                                              -----------------------------------------------
                                                  2004      2003    2002       2001     2000
                                              -----------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year               $3.58     $2.62   $3.47      $4.36    $8.68
---------------------------------------------------------------------------------------------

Income from investment operations:
Net investment income (loss)                    (0.03)(1)   0.02  (0.04)     (0.05)   (0.03)
Net realized and unrealized gains (losses) on
securities                                        0.69      0.94  (0.81)     (0.84)   (2.06)
                                              -----------------------------------------------
Total from investment operations                  0.66      0.96  (0.85)     (0.89)   (2.09)
---------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                        0.00      0.00    0.00       0.00     0.00
From net realized gains                           0.00      0.00    0.00       0.00   (2.23)
                                              -----------------------------------------------
Total distributions                               0.00      0.00    0.00       0.00   (2.23)
---------------------------------------------------------------------------------------------

Net Asset Value, end of year                     $4.24     $3.58   $2.62      $3.47    $4.36
                                              ===============================================

TOTAL RETURN                                    18.44%    36.64% -24.50%    -20.41%  -23.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                $119,273  $159,161 $89,970   $119,708 $166,365
---------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no earnings
credits (2)                                      1.33%     1.51%   1.56%      1.39%    1.39%
Expenses with reimbursements and earnings
credits                                          1.33%     1.50%   1.56%      1.37%    1.36%
Net investment loss                             -0.87%    -1.01%  -1.22%     -0.84%   -0.92%
---------------------------------------------------------------------------------------------
Portfolio turnover rate (3)                       147%      160%    216%       214%     226%

1.   Computed using average shares outstanding throughout the year.
2. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
3. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

DREYFUS FOUNDERS
MONEY MARKET FUND - CLASS F

                                                         YEAR ENDED DECEMBER 31,
                                              -----------------------------------------------
                                                  2004      2003      2002    2001      2000
                                              -----------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year               $1.00     $1.00     $1.00   $1.00     $1.00
---------------------------------------------------------------------------------------------

Income from investment operations:
Net investment income                             0.00(1,2) 0.00(1,2) 0.01    0.03      0.05
Net realized and unrealized gains (losses) on
securities                                        0.00      0.00      0.00    0.00      0.00
                                              -----------------------------------------------
Total from investment operations                  0.00      0.00      0.01    0.03      0.05
---------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                        0.00(3)   0.00(3) (0.01)  (0.03)    (0.05)
From net realized gains                           0.00      0.00      0.00    0.00      0.00
                                              -----------------------------------------------
Total distributions                               0.00      0.00    (0.01)  (0.03)    (0.05)
---------------------------------------------------------------------------------------------

Net Asset Value, end of year                     $1.00     $1.00     $1.00   $1.00     $1.00
                                              ===============================================

TOTAL RETURN                                     0.50%     0.34%     0.98%   3.40%     5.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                 $36,058   $45,094   $60,086 $75,928  $103,953
---------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no earnings
credits (4)                                      0.88%     0.83%     0.80%   0.79%     0.87%
Expenses with reimbursements and earnings
credits                                          0.87%     0.83%     0.80%   0.79%     0.84%
Net investment income                            0.48%     0.35%     0.98%   3.38%     5.54%

1.   Computed using average shares outstanding throughout the year.
2. Net investment income for the years ended December 31, 2004 and 2003 aggregated less than $ 0.01 on a per share basis.
3. Distributions from net investment income for the years ended December 31, 2004 and 2003 aggregated less than $ 0.01 on a per share basis.
4. Certain fees were waived by the management company or its affiliates. Had these fees not been waived, the expense ratios would have been 0.96%
     (2004), 0.91% (2003), 0.87% (2002), 0.84% (2001) and 0.87% (2000).

DREYFUS FOUNDERS
PASSPORT FUND - CLASS F

                                                          YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------
                                                  2004      2003      2002     2001      2000
                                              ------------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year              $14.24     $8.13     $9.67   $14.17    $22.93
----------------------------------------------------------------------------------------------

Income from investment operations:
Net investment loss                             (0.11)(1) (0.14)    (0.23)   (0.22)    (0.19)
Net realized and unrealized gains (losses) on
securities                                        2.63      6.25    (1.31)   (4.28)    (6.60)
                                              ------------------------------------------------
Total from investment operations                  2.52      6.11    (1.54)   (4.50)    (6.79)
----------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                        0.00      0.00      0.00     0.00      0.00
From net realized gains                           0.00      0.00      0.00     0.00    (1.97)
                                              ------------------------------------------------
Total distributions                               0.00      0.00      0.00     0.00    (1.97)
----------------------------------------------------------------------------------------------

Net Asset Value, end of year                    $16.76    $14.24     $8.13    $9.67    $14.17
                                              ================================================

TOTAL RETURN                                    17.70%    75.15%   -15.93%  -31.76%   -29.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                 $75,677   $78,759   $50,742  $78,574  $182,036
----------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no earnings
credits (2)                                      1.90%     2.31%     2.18%    1.92%     1.61%
Expenses with reimbursements and earnings
credits                                          1.89%     2.31%     2.18%    1.90%     1.59%
Net investment loss                             -0.75%    -0.45%    -0.74%   -0.30%    -0.88%
----------------------------------------------------------------------------------------------
Portfolio turnover rate (3)                       648%      707%      495%     704%      535%

1.   Computed using average shares outstanding throughout the year.
2. Certain fees were waived by the custodian. Had these fees not been waived, the expense ratios would have been 2.00% (2004), 2.40% (2003), 2.21%
     (2002), 1.92% (2001) and 1.61% (2000).
3. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

DREYFUS FOUNDERS
WORLDWIDE GROWTH FUND - CLASS F

                                                          YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------
                                                     2004     2003     2002     2001     2000
                                              ------------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year                 $11.41    $8.33   $11.72   $15.69   $25.17
----------------------------------------------------------------------------------------------

Income from investment operations:
Net investment loss                                (0.21)   (0.13)   (0.13)   (0.14)   (0.16)
Net realized and unrealized gains (losses) on
securities                                           1.66     3.21   (3.26)   (3.83)   (5.45)
                                              ------------------------------------------------
Total from investment operations                     1.45     3.08   (3.39)   (3.97)   (5.61)
----------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                           0.00     0.00     0.00     0.00     0.00
From net realized gains                              0.00     0.00     0.00     0.00   (3.87)
                                              ------------------------------------------------
Total distributions                                  0.00     0.00     0.00     0.00   (3.87)
----------------------------------------------------------------------------------------------

Net Asset Value, end of year                       $12.86   $11.41    $8.33   $11.72   $15.69
                                              ================================================

TOTAL RETURN                                       12.71%   36.97%  -28.92%  -25.30%  -22.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                    $61,038  $70,566  $59,890 $101,592 $176,405
----------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no earnings
credits (1)                                         1.78%    1.97%    1.84%    1.61%    1.54%
Expenses with reimbursements and earnings
credits                                             1.77%    1.97%    1.84%    1.60%    1.52%
Net investment loss                                -0.13%   -0.47%   -0.55%   -0.50%   -0.67%
----------------------------------------------------------------------------------------------
Portfolio turnover rate (2)                          130%     138%     211%     145%     210%

1. Certain fees were waived by the custodian. Had these fees not been waived, the expense ratios would have been 1.80% (2004), 1.98% (2003), 1.84%
     (2002), 1.61% (2001), 1.54% (2000) and 1.55% (1999).
2. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

FOR FURTHER INFORMATION
More information about the Funds is available to you free of charge. The Funds' Annual and Semiannual Reports contain the Funds' financial statements, portfolio holdings, and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance in these reports for all Funds except Money Market Fund. In addition, a current Statement of Additional Information ("SAI") containing more detailed information about the Funds and their policies has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference as part of this Prospectus. You can request copies of the Annual and Semiannual Reports and the SAI, or obtain other information:

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   BY TELEPHONE                          Call 1-800-525-2440
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   BY MAIL                               Dreyfus Founders Funds
                                         144 Glenn Curtiss Boulevard
                                         Uniondale, NY 11556-0144
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   BY E-MAIL                             Send your request or inquiry to
                                         comments@founders.com.
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   ON THE INTERNET                       Fund documents can be viewed and
                                         downloaded at www.founders.com.  Fund
                                         documents also can be viewed and
                                         downloaded from the EDGAR database on
                                         the Securities and Exchange
                                         Commission's Internet site at
                                         www.sec.gov.
   ----------------------------------------------------------------------------
   BY E-MAIL, MAIL OR IN PERSON FROM     E-mail the Securities and Exchange
   THE SECURITIES AND EXCHANGE           Commission at PUBLICINFO@SEC.GOV.
   COMMISSION (YOU WILL PAY A COPYING    Visit or write:
   FEE)                                  SEC's Public Reference Section
                                         Washington, D.C. 20549-0102
                                         1-202-942-8090
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                        DREYFUS FOUNDERS FUNDS [Logo]





                                Dreyfus Founders Funds' SEC File No. 811-01018


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